              --------------------------------------------------
                                 SMITH BARNEY
                                 INTERMEDIATE
                              MATURITY CALIFORNIA
                                MUNICIPALS FUND
              --------------------------------------------------

                      ANNUAL REPORT  |  NOVEMBER 30, 2001



                               [LOGO]Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Dear Shareholder:
We are pleased to provide the annual report for the Smith Barney Intermediate California Municipals Fund ("Fund") for the year ended November 30, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.


[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOSEPH P. DEANE
Vice President and Investment Officer

Performance Update
For the year ended November 30, 2001, the Fund's Class A shares, without sales charges, returned 7.32%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 8.75% for the same period. Past performance is not indicative of future results. The Fund paid income dividends totaling $0.38 per Class A share during the reporting period.

Fund Objective
The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state taxes as is consistent with the preservation of principal./2/ For the Fund, Joseph P. Deane and his investment team search for the most attractive yields among investment-grade/3/ municipal bonds with an average maturity of three to ten years.

Economic and Fund Overview
In an effort to help stimulate the U.S. economy, the U.S. Federal Reserve Board ("Fed") has cut the federal funds rate ("fed funds rate")/4/ 11 times during 2001 to 1.75% (a rate reduction occurred on December 11/th/, 2001 after the close of the Fund's reporting period). Furthermore, there has been a recent trend toward reduced tax rates following many years of restrictive policy. Amid these developments throughout the period, yields on municipal bond issues in general have remained very high as a percentage of U.S. Treasury yields (of comparable maturities). (Yields and prices are subject to change.)

--------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2 Please note, a portion of the income from this Fund may be subject to the
  Alternative Minimum Tax ("AMT").
3 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
  Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


1 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

From a more local (state) perspective, California, like many other states, has been faced with lower receipts of tax revenues. Although the state continues to struggle with an energy-crisis situation, in our opinion, the concerns have somewhat diminished and the state remains in relatively sound shape. Higher-than-anticipated wholesale energy prices and the lack of generating capacity throughout the state have resulted in power disruptions. However, there has been weaker industrial energy demand and lower natural gas prices, which have dropped from $10.00 per million British thermal units ("BTUs") last December to approximately $2.50 per BTU most recently.

Economic and Market Outlook
Looking ahead, the first meeting of the Federal Open Market Committee ("FOMC") is scheduled to be held toward the end of January. We anticipate that the Fed will reduce its short-term interest rate target by an additional 25 basis points (0.25%). While long-term rates may rebound modestly once the U.S. economy shows renewed signs of life, we do not anticipate a substantial increase in long-term rates while inflation remains subdued, as we expect it to do through 2002 and probably beyond that period./5/ Our view is that by the time the FOMC's upcoming meeting is held, it may appear that the worst of the recession should be over. This would be a probable time for the Fed to stop easing, in our opinion. As the economy shifts from recession to recovery, we feel the Fed may then proceed to take a more neutral stance followed by possible "tightenings" (e.g., "rate hikes") if the economy should improve and merit such a reaction. We expect little threat of inflation before 2003.

Although the state of California has a very diverse economy, weaker economic performance nationwide is a cause for concern. Weakness in the high-tech sector, as well as a decline in other key industries, has caused state tax receipts to fall short of budget forecasts. Looking ahead, the state faces the choices of cutting its spending or filling any budget shortfall through the issuance of new debt. (From our perspective as Fund Managers, we prefer the former.) Given the current state of the U.S. and California economies, today's municipal bond market environment and our forecasts, we anticipate that demand for California municipal bonds will remain relatively strong over the next six months.

In an effort to deal with its ongoing utility needs, the state has been buying electricity through long-term contracts. That would allow the state to manage more efficiently its demand for power. Furthermore, the state seeks to authorize the Department of Water Resources to borrow money required to manage the state's power needs, as well as reimburse the state for money that it disbursed to

--------
5 Bond prices move inversely to changes in interest rates.


2 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders
help stabilize the utility market. Going forward, we've adopted a wait-and-see approach to see how the state responds to the energy situation.

As of November 30, 2001, the Fund held fixed-income securities, largely in the following categories: general obligations (13.6%), hospitals (13.1%), housing (11.4%) and tax allocation (9.4%). The Fund does not maintain any exposure to securities obligations of utilities (as of this writing). In addition, approximately 88.9% of the Fund's holdings were rated investment grade, with 60.7% of the Fund invested in AAA/Aaa bonds, the highest possible ratings by Standard and Poor's Ratings Service and Moody's Investors Service, Inc. In our view, investors will likely continue to remain focused on fixed-income securities and attentive to the advantages available through municipal bonds.

Thank you for entrusting the Smith Barney Intermediate Maturity California Municipals Fund with the management of your assets. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon /s/ Joseph Deane
Heath B. McLendon     Joseph P. Deane
Chairman              Vice President and
                      Investment Officer

December 15, 2001

The information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2001 and is subject to change.



3 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



                     Net Asset Value
                    -----------------
                    Beginning   End    Income   Capital Gain     Total
Year Ended           of Year  of Year Dividends Distributions Returns/(1)/
---------------------------------------------------------------------------
11/30/01              $8.58    $8.82    $0.38       $0.00         7.32%
---------------------------------------------------------------------------
11/30/00               8.42     8.58     0.38        0.00         6.64
---------------------------------------------------------------------------
11/30/99               8.85     8.42     0.37        0.00        (0.70)
---------------------------------------------------------------------------
11/30/98               8.66     8.85     0.39        0.00         6.78
---------------------------------------------------------------------------
11/30/97               8.55     8.66     0.40        0.00         6.13
---------------------------------------------------------------------------
11/30/96               8.53     8.55     0.40        0.00         5.05
---------------------------------------------------------------------------
11/30/95               7.80     8.53     0.40        0.00        14.84
---------------------------------------------------------------------------
11/30/94               8.50     7.80     0.39        0.01        (3.65)
---------------------------------------------------------------------------
11/30/93               8.04     8.50     0.39        0.00        10.70
---------------------------------------------------------------------------
Inception*-11/30/92    7.90     8.04     0.35        0.00         6.33+
---------------------------------------------------------------------------
Total                                   $3.85       $0.01
---------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                     Net Asset Value
                    -----------------
                    Beginning   End    Income   Capital Gain     Total
Year Ended           of Year  of Year Dividends Distributions Returns/(1)/
---------------------------------------------------------------------------
11/30/01              $8.58    $8.81    $0.36       $0.00         6.97%
---------------------------------------------------------------------------
11/30/00               8.42     8.58     0.37        0.00         6.42
---------------------------------------------------------------------------
11/30/99               8.84     8.42     0.35        0.00        (0.79)
---------------------------------------------------------------------------
11/30/98               8.65     8.84     0.37        0.00         6.57
---------------------------------------------------------------------------
11/30/97               8.54     8.65     0.38        0.00         5.92
---------------------------------------------------------------------------
11/30/96               8.52     8.54     0.38        0.00         4.84
---------------------------------------------------------------------------
11/30/95               7.80     8.52     0.38        0.00        14.36
---------------------------------------------------------------------------
Inception*-11/30/94    7.76     7.80     0.02        0.00         0.72+
---------------------------------------------------------------------------
Total                                   $2.61       $0.00
---------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                     Net Asset Value
                    -----------------
                    Beginning   End    Income   Capital Gain     Total
Year Ended           of Year  of Year Dividends Distributions Returns/(1)/
---------------------------------------------------------------------------
11/30/01              $8.60    $8.83    $0.40       $0.00         7.41%
---------------------------------------------------------------------------
11/30/00               8.44     8.60     0.40        0.00         6.82
---------------------------------------------------------------------------
11/30/99               8.86     8.44     0.39        0.00        (0.40)
---------------------------------------------------------------------------
11/30/98               8.66     8.86     0.40        0.00         7.09
---------------------------------------------------------------------------
11/30/97               8.56     8.66     0.42        0.00         6.20
---------------------------------------------------------------------------
11/30/96               8.54     8.56     0.41        0.00         5.22
---------------------------------------------------------------------------
Inception*-11/30/95    8.39     8.54     0.09        0.00         2.92+
---------------------------------------------------------------------------
Total                                   $2.51       $0.00
---------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


4 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS



                                                   Without Sales Charges/(1)/
                                              ----------------------------------
                                              Class A       Class L     Class Y
--------------------------------------------------------------------------------
Year Ended 11/30/01                             7.32%        6.97%        7.41%
--------------------------------------------------------------------------------
Five Years Ended 11/30/01                       5.19         4.98         5.38
--------------------------------------------------------------------------------
Inception* through 11/30/01                     5.88         6.30         5.64
--------------------------------------------------------------------------------

                                                  With Sales Charges/(2)/
                                             -----------------------------------
                                             Class A       Class L      Class Y
--------------------------------------------------------------------------------
Year Ended 11/30/01                            5.12%        4.87%        7.41%
--------------------------------------------------------------------------------
Five Years Ended 11/30/01                      4.78         4.76         5.38
--------------------------------------------------------------------------------
Inception* through 11/30/01                    5.67         6.15         5.64
--------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS

                                                     Without Sales Charges/(1)/
--------------------------------------------------------------------------------
Class A (Inception* through 11/30/01)                         76.23%
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/01)                         53.94
--------------------------------------------------------------------------------
Class Y (Inception* through 11/30/01)                         40.75
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, L and Y shares are December 31, 1991, November 8, 1994 and September 8, 1995, respectively.


5 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


              Growth of $10,000 Invested in Class A Shares of the
         Smith Barney Intermediate Maturity California Municipals Fund
                 vs. Lehman Brothers Municipal Bond Index and
         Lipper California Intermediate Municipal Debt Funds Average+

           --------------------------------------------------------

                        December 1991 -- November 2001


                                            [CHART]

              Smith Barney                              Lipper California
              Intermediate Maturity   Lehman Brothers   Intermediate
              California Municipals   Municipal Bond    Municipal Debt Fund
              Fund                    Index             Average
12/31/91              9,801              10,000              10,000
11/92                10,422              10,521              10,623
11/93                11,537              11,982              11,682
11/94                11,116              10,600              11,246
11/95                12,766              11,149              12,910
11/96                13,411              11,872              13,566
11/97                14,233              12,513              14,607
11/98                15,199              12,994              15,261
11/99                15,092              12,752              15,180
11/00                16,094              13,655              16,229
11/30/2001           17,273              14,850              17,780



+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Lipper California Intermediate Municipal Debt Funds Average is composed of an average of the Fund's peer group of mutual funds (31 funds as of November 30, 2001) investing in intermediate maturity California tax-exempt bonds. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


6 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)


                              INDUSTRY BREAKDOWN*

                                    [CHART]

                           Education            5.7%
                           General Obligation  13.6%
                           Hospital            13.1%
                           Housing             11.4%
                           Miscellaneous       23.0%
                           Solid Waste          5.7%
                           Tax Allocation       9.4%
                           Transportation       8.7%
                           Water & Sewer        9.4%

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*

                                       Standard &   Percentage of
                  Moody's       and/or   Poor's   Total Investments
            -------------------------------------------------------
                    Aaa                   AAA            60.7%
                    Aa                    AA             11.9
                     A                     A              8.2
                    Baa                   BBB             8.1
                  VMIG 1                  A-1            10.3
                    NR                    NR              0.8
                                                        -----
                                                        100.0%
                                                        =====

--------
* As a percentage of total investments. All information is as of November 30, 2001. Please note that the Fund's holdings are subject to change.



7 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments                                      November 30, 2001



   FACE
  AMOUNT   RATING(a)                             SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Education -- 5.7%
                     California Educational Facilities Authority Revenue:
$  945,000 AAA         College of Osteopathic Medicine, CONNIE LEE-Insured,
                        5.550% due 6/1/06                                             $ 1,038,640
   320,000 A2*         Loyola Marymount University, Series B,
                        (Pre-Refunded -- Escrowed with U.S. government
                        securities to 10/1/02 Call @ 102), 6.300% due 10/1/03 (b)         337,997
   200,000 A2*         Mills College, (Escrowed to maturity with U.S. government
                        securities), 6.500% due 9/1/02 (b)                                206,862
   500,000 AA+         University of Southern California, 5.300% due 10/1/04              534,325
 1,000,000 Aa2*      California State Public Works Board, Lease Revenue,
                      (California State University Project), 5.450% due 9/1/14          1,064,790
-------------------------------------------------------------------------------------------------
                                                                                        3,182,614
-------------------------------------------------------------------------------------------------
General Obligation -- 13.6%
                     California State GO:
   200,000 A1*         6.000% due 9/1/03                                                  211,830
 1,250,000 AAA         Veterans Bonds, Series BL, FSA-Insured,
                        4.950% due 12/1/08 (c)                                          1,274,988
   285,000 AAA       Kern High School District GO, Series C, MBIA-Insured,
                      (Escrowed to maturity with U.S. government securities),
                      8.750% due 8/1/03                                                   315,418
   475,000 AA        Los Angeles GO, Series B, 5.000% due 9/1/10                          516,430
                     Mojave Water Agency Improvement District GO, Morongo Basin:
   250,000 AAA         Escrowed to maturity with U.S. government securities,
                        6.250% due 9/1/02                                                 258,215
   280,000 AAA         Pre-Refunded -- Escrowed with U.S. government securities
                        to 9/1/02 Call @ 102, 6.375% due 9/1/03                           294,986
                     Tahoe Truckee Unified School District GO,
                      School Facilities Improvement:
 1,480,000 AAA          District 1, 5.000% due 8/1/14                                   1,575,386
 1,180,000 AAA          District 2, 5.000% due 8/1/14                                   1,256,051
   300,000 Aa3*      Torrance Unified School District GO, Series A, 4.250% due 8/1/11     304,890
 1,500,000 AAA       Visalia Unified School District GO, Series A, FGIC-Insured,
                      4.900% due 8/1/12                                                 1,589,085
-------------------------------------------------------------------------------------------------
                                                                                        7,597,279
-------------------------------------------------------------------------------------------------
Hospital -- 13.1%
   125,000 AAA       Arlington Community Hospital Corp. Revenue,
                      (Escrowed to maturity with U.S. government securities),
                      8.000% due 6/1/04                                                   131,775
                     California Health Facilities Financing Authority Revenue:
   700,000 AAA         Kaiser Permanente, Series B, AMBAC-Insured,
                        5.250% due 10/1/10                                                745,864
 1,000,000 AAA         Mills-Peninsula Hospital, Series B, CONNIE LEE-Insured,
                        5.300% due 1/15/05                                              1,069,950
 1,000,000 AAA         Scripps Health, Series C, MBIA-Insured, 5.000% due 10/1/13       1,048,430
   200,000 AA-         Sisters of Providence, 6.200% due 10/1/03                          209,490
   400,000 NR          St. Elizabeth's Community Hospital Project,
                        (Pre-Refunded -- Escrowed with U.S. government
                        securities to 11/5/02 Call @ 102), 5.900% due 11/15/03 (b)        423,152


                      See Notes to Financial Statements.


8 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                           SECURITY                                VALUE
---------------------------------------------------------------------------------------------------
Hospital -- 13.1% (continued)
                     California Statewide Communities Development Authority, COP:
$2,100,000 VMIG 1*     Continuing Care, (University Project), 1.350% due 11/15/28  $   2,100,000
 1,200,000 AA-         St. Joseph's Health Systems Group,
                        (Pre-Refunded --  Escrowed with state & local
                        government securities to 7/1/04 Call @ 102),
                        5.875% due 7/1/05                                              1,325,640
   250,000 A+        Riverside County Asset Leasing Corp., Leasehold Revenue,
                      (Riverside County Hospital Project), Series A,
                       6.000% due 6/1/04                                                 264,113
-----------------------------------------------------------------------------------------------
                                                                                       7,318,414
-----------------------------------------------------------------------------------------------
Housing -- 11.4%
 1,250,000 AAA       ABAG Finance Authority for Non-Profit Corporations,
                      Multi--Family Housing Revenue, (Edgewood Apartments
                      Project), Series A, FNMA-Collateralized, 5.700% mandatory
                      put 11/1/06 (c)                                                  1,320,762
                     California Housing Finance Agency, Home Mortgage Revenue:
   180,000 Aa2*        Series B-1, FHA-Insured, 5.900% due 8/1/04 (c)                    190,058
                       Series E-1, FHA/VA-Insured:
   700,000 Aa2*         5.900% due 2/1/05 (c)                                            743,715
   700,000 Aa2*         5.900% due 8/1/05 (c)                                            750,183
 1,200,000 AAA         Series N, FSA-Insured, 1.300% due 8/1/21 (c)                    1,200,000
 1,000,000 AA-       California State Department of Veterans Affairs, Home
                      Purchase Revenue, Series C, Remarketed 1/9/01,
                      4.550% due 12/1/07 (c)                                           1,036,040
   745,000 AAA       Riverside County Housing Authority, Multi-Family Housing
                      Revenue, (Brandon Place Apartments Projects), Series B,
                      FNMA-Collateralized, 5.625% mandatory put 7/1/29 (c)               814,739
   105,000 AAA       San Luis Obispo Housing Authority, Multi-Family Housing
                      Revenue, (Parkwood Apartments Project), Series A,
                      FNMA-Collateralized, 5.500% due 8/1/03                             107,971
   210,000 AAA       Santa Rosa Mortgage Revenue Refunding, (Marlow
                      Apartments Project), Series A, FHA-Insured,
                      5.600% due 9/1/05                                                  219,097
-----------------------------------------------------------------------------------------------
                                                                                       6,382,565
-----------------------------------------------------------------------------------------------
Miscellaneous -- 23.0%
 1,470,000 AAA       Inglewood Public Financing Authority Revenue, Series A,
                      AMBAC-Insured, 5.125% due 8/1/13                                 1,570,916
 1,080,000 AAA       Los Angeles County Community Facilities District No. 3,
                      Special Tax Refunding, Series A, FSA-Insured,
                       5.250% due 9/1/07                                               1,184,501
   115,000 AAA       Montclair Redevelopment Agency, Residential Mortgage
                      Revenue, (Escrowed to maturity with U.S. government
                      securities), 7.750% due 10/1/11                                    138,437
 1,320,000 Aaa*      Monterey County COP, Master Plan Financing, MBIA-Insured,
                      5.250% due 8/1/15                                                1,402,078
                     Orange County Sanitation Districts, COP:
 1,000,000 A-1+        Nos. 1-3, 5-7 & 11, 1.350% due 8/1/16                           1,000,000
   800,000 A-1+        Series A, 1.350% due 8/1/29                                       800,000


                      See Notes to Financial Statements.


9 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Miscellaneous -- 23.0% (continued)
                     San Francisco Downtown Parking Corp. Revenue:
$  450,000 A3*         6.000% due 4/1/02                                           $     455,422
   280,000 A3*         6.150% due 4/1/03                                                 293,275
                     Santa Barbara COP, (Harbor Refunding Project):
   270,000 A2*         6.400% due 10/1/02                                                279,202
   285,000 A2*         6.500% due 10/1/03                                                300,082
                     Solano County COP, Capital Improvement Program,
                      AMBAC-Insured:
 1,000,000 AAA          4.875% due 11/15/11                                            1,073,010
 1,000,000 AAA          5.000% due 11/15/13                                            1,055,300
 2,000,000 AAA       University Revenue, (Multiple Purpose Projects),
                       Series M, FGIC-Insured, 5.125% due 9/1/16                       2,088,280
   205,000 AAA       Upland COP, (Police Building Refunding Project),
                       AMBAC-Insured, 6.200% due 8/1/02                                  210,668
 1,000,000 BBB-      Virgin Islands Public Financing Authority Revenue, Series A,
                      5.300% due 10/1/11                                               1,045,460
------------------------------------------------------------------------------------------------
                                                                                      12,896,631
------------------------------------------------------------------------------------------------
Solid Waste -- 5.7%
                     California PCFA, Solid Waste Dispense Revenue:
                       Shell Martinez Refining:
   800,000 A-1+         Series A, 1.300% due 10/1/31                                     800,000
   300,000 A-1+         Series B, 1.450% due 10/1/31                                     300,000
   600,000 A-1+        Shell Oil Co., Martinez Project,
                        Series A, 1.450% due 10/1/24                                     600,000
                     Kings County Waste Management Authority,
                      Solid Waste Revenue:
   375,000 BBB          6.500% due 10/1/03 (c)                                           397,819
   290,000 BBB          6.600% due 10/1/04 (c)                                           314,673
   770,000 Baa2*     South Napa Waste Management Authority, (Solid Waste
                      Transfer Facilities Project), 6.000% due 2/15/04 (c)               813,451
------------------------------------------------------------------------------------------------
                                                                                       3,225,943
------------------------------------------------------------------------------------------------
Tax Allocation -- 9.4%
   715,000 Baa2*     Hawthorne Community Redevelopment Agency, Tax Allocation,
                      (Redevelopment Project, Area No. 2), (Partially Pre-
                      Refunded -- Escrowed with U.S. government securities to
                      9/1/04 Call @ 102), 6.200% due 9/1/05 (b)                          781,116
 2,200,000 AAA       Livermore Redevelopment Agency, Tax Allocation Revenue,
                      (Redevelopment Project Area), Series A, 5.250% due 8/1/15        2,336,796
   665,000 BBB+      Paramount Redevelopment Agency, Tax Allocation Refunding,
                      (Redevelopment Project, Area No. 1), 5.800% due 8/1/03             703,357
 1,375,000 AAA       San Diego Redevelopment Agency, Tax Allocation Revenue,
                      (Centre City Redevelopment Project), FSA-Insured,
                      5.250% due 9/1/15                                                1,463,866
------------------------------------------------------------------------------------------------
                                                                                       5,285,135
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


10 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Transportation -- 8.7%
$1,250,000 AAA       California Governmental Association, Bay Area Rapid Transit,
                      SFO Extension, FTA Capital Grant Revenue, Series A,
                      AMBAC-Insured, 4.875% due 6/15/09                           $ 1,301,800
   500,000 A1*       Los Angeles County Transportation Commission, COP, Series B,
                      6.200% due 7/1/03                                               520,940
                     Palm Springs Financing Authority, Regional Airport Revenue,
                      MBIA-Insured:
   200,000 AAA          5.400% due 1/1/03 (c)                                         204,440
   400,000 AAA          5.500% due 1/1/04 (c)                                         408,712
   350,000 A1*       Sacramento Regional Transportation District COP,
                      Series A, 6.400% due 3/1/03                                     360,356
   220,000 AAA       San Francisco Airport Improvement Authority, Lease Revenue,
                      United Airlines Inc., (Escrowed to maturity with U.S.
                      government securities), 8.000% due 7/1/13                       272,175
                     San Jose Airport Revenue:
   800,000 AAA         FGIC-Insured, 5.400% due 3/1/04 (c)                            839,568
   500,000 AAA         MBIA-Insured, 5.750% due 3/1/03                                520,430
   450,000 BBB+      Southern California Rapid Transit Authority, Special Benefit
                      Assessment, District A-2, 6.100% due 9/1/03                     472,833
---------------------------------------------------------------------------------------------
                                                                                    4,901,254
---------------------------------------------------------------------------------------------
Water and Sewer -- 9.4%
 1,000,000 AAA       Castaic Lake Water Agency COP, (Water Systems Improvement
                      Project), AMBAC-Insured, 5.000% due 8/1/12                    1,064,970
 1,750,000 AAA       East Bay Municipal Utility District, Water Systems Revenue,
                      FGIC-Insured, 5.000% due 6/1/16                               1,793,803
 1,000,000 AAA       El Dorado County Public Agency Financing Authority Revenue,
                      FGIC-Insured, 5.200% due 2/15/07                              1,088,470
                     Irvine Ranch California Water District:
   100,000 A-1+        Consumer Bonds, 1.350% due 10/1/10                             100,000
   100,000 A-1+        Series A, 1.350% due 5/1/09                                    100,000
 1,000,000 AAA       Modesto Irrigation District Financing Authority Revenue,
                      Series A, MBIA-Insured, 5.350% due 10/1/06                    1,100,770
---------------------------------------------------------------------------------------------
                                                                                    5,248,013
---------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $53,440,605**)                                      $56,037,848
---------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 12 and 13 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


11 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


12 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Short-Term Security Ratings (unaudited)



SP-1  --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
P-1   --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 Security Descriptions (unaudited)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CONNIE
LEE     -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MGIC    -- Mortgage Guaranty Insurance Corp.
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RIBS    -- Residual Interest Bonds
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand


13 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                NOVEMBER 30, 2001


ASSETS:
  Investments, at value (Cost -- $53,440,605)                        $56,037,848
  Cash                                                                    87,768
  Receivable for Fund shares sold                                        148,483
  Interest receivable                                                    760,616
--------------------------------------------------------------------------------
  Total Assets                                                        57,034,715
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                     4,340,296
  Dividends payable                                                       59,719
  Payable for Fund shares purchased                                       23,437
  Investment advisory fee payable                                          7,852
  Administration fee payable                                               5,210
  Distribution fees payable                                                3,687
  Accrued expenses                                                        51,866
--------------------------------------------------------------------------------
  Total Liabilities                                                    4,492,067
--------------------------------------------------------------------------------
Total Net Assets                                                     $52,542,648
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                         $     5,960
  Capital paid in excess of par value                                 51,292,406
  Undistributed net investment income                                     12,143
  Accumulated net realized loss from security transactions            (1,365,104)
  Net unrealized appreciation of investments                           2,597,243
--------------------------------------------------------------------------------
Total Net Assets                                                     $52,542,648
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              4,428,443
                   ------------------------------------------------  -------
  Class L                                                              1,078,021
                   ------------------------------------------------  -------
  Class Y                                                                453,371
                   ------------------------------------------------  -------
Net Asset Value:
  Class A (and redemption price)                                           $8.82
                   ------------------------------------------------  -------
  Class L *                                                                $8.81
                   ------------------------------------------------  -------
  Class Y (and redemption price)                                           $8.83
                   ------------------------------------------------  -------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)        $9.00
                   ------------------------------------------------  -------
  Class L (net asset value plus 1.01% of net asset value per share)        $8.90
--------------------------------------------------------------------------------

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 3).


                      See Notes to Financial Statements.


14 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED NOVEMBER 30, 2001



INVESTMENT INCOME:
  Interest                                                          $2,118,760
------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)                                     128,965
  Administration fee (Note 3)                                           85,977
  Distribution fees (Note 3)                                            74,414
  Shareholder communications                                            34,789
  Shareholder and system servicing fees                                 18,844
  Audit and legal                                                        9,832
  Pricing service fees                                                   7,419
  Registration fees                                                      6,493
  Trustees' fees                                                         3,527
  Custody                                                                1,827
  Other                                                                  1,562
------------------------------------------------------------------------------
  Total Expenses                                                       373,649
  Less: Investment advisory and administration fee waiver (Note 3)     (85,976)
------------------------------------------------------------------------------
  Net Expenses                                                         287,673
------------------------------------------------------------------------------
Net Investment Income                                                1,831,087
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                               1,474,352
   Cost of securities sold                                           1,412,527
------------------------------------------------------------------------------
  Net Realized Gain                                                     61,825
------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of year                                                 1,647,167
   End of year                                                       2,597,243
------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                              950,076
------------------------------------------------------------------------------
Net Gain on Investments                                              1,011,901
------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $2,842,988
------------------------------------------------------------------------------


                      See Notes to Financial Statements.


15 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets


                                               For the Years Ended November 30,

                                                      2001         2000
-----------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $ 1,831,087  $ 1,660,264
  Net realized gain (loss)                              61,825      (71,810)
  Increase in net unrealized appreciation              950,076      762,849
-----------------------------------------------------------------------------
  Increase in Net Assets From Operations             2,842,988    2,351,303
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 4):
  Net investment income                             (1,841,535)  (1,640,699)
-----------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                    (1,841,535)  (1,640,699)
-----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                  22,826,535    9,585,888
  Net asset value of shares issued for
   reinvestment of dividends                         1,178,900    1,087,905
  Cost of shares reacquired                         (8,873,028)  (9,952,430)
-----------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                          15,132,407      721,363
-----------------------------------------------------------------------------
Increase in Net Assets                              16,133,860    1,431,967
NET ASSETS:
  Beginning of year                                 36,408,788   34,976,821
-----------------------------------------------------------------------------
  End of year*                                     $52,542,648  $36,408,788
-----------------------------------------------------------------------------
* Includes undistributed net investment income of:     $12,143      $22,591
-----------------------------------------------------------------------------


                      See Notes to Financial Statements.


16 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

Smith Barney Intermediate Maturity California Municipals Fund ("Fund") is a separate, non-diversified, investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Core Fund, Smith Barney S&P 500 Index Fund and Smith Barney U.S. 5000 Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.


17 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

During November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide").This revised guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2001, SBFM waived investment advisory fees of $51,586.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2001, SBFM waived administration fees of $34,390.


18 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended November 30, 2001, the Fund paid transfer agent fees of $6,836 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class L shares, which applies if redemption occurs within the first year of purchase. For the year ended November 30, 2001, there were no CDSCs paid to SSB for Class L shares. In addition, for the year ended November 30, 2001, SSB received sales charges of approximately $116,000 and $39,000 on sales of the Fund's Class A and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20%. For the year ended November 30, 2001, total Distribution Plan fees were:

                                                            Class A       Class L
----------------------------------------------------------------------------------
Distribution Plan Fees                                      $51,349        $23,065
----------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

4. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


19 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

5. Investments

For the year ended November 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------------
Purchases                                                        $14,016,505
-----------------------------------------------------------------------------
Sales                                                              1,474,352
-----------------------------------------------------------------------------

At November 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------------
Gross unrealized appreciation                                    $2,601,670
Gross unrealized depreciation                                        (4,427)
-----------------------------------------------------------------------------
Net unrealized appreciation                                      $2,597,243
-----------------------------------------------------------------------------

6. Capital Loss Carryforwards

At November 30, 2001, the Fund had for Federal tax purposes approximately $1,365,000 of capital loss carryforwards available, subject to certain limitations, to offset future capital gains.To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                               2002     2003     2007     2008
---------------------------------------------------------------------------------
Capital Loss Carryforwards                   $595,000 $269,000 $216,000 $285,000
---------------------------------------------------------------------------------

7. Shares of Beneficial Interest

At November 30, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


20 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

At November 30, 2001, total paid-in capital amounted to the following for each class:

                                               Class A    Class L    Class Y
-------------------------------------------------------------------------------
Total Paid-in Capital                        $38,053,151 $9,374,220 $3,870,995
------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                     Year Ended               Year Ended
                                  November 30, 2001       November 30, 2000
                               ----------------------  -----------------------
                                Shares      Amount       Shares      Amount
 -------------------------------------------------------------------------------
 Class A
 Shares sold                   1,383,188  $12,181,029   1,068,086  $ 8,939,274
 Shares issued on reinvestment   106,985      938,065     111,279      939,365
 Shares reacquired              (649,744)  (5,669,256) (1,095,405)  (9,207,274)
 ------------------------------------------------------------------------------
 Net Increase                    840,429  $ 7,449,838      83,960  $   671,365
 ------------------------------------------------------------------------------
 Class L
 Shares sold                     526,281  $ 4,645,507      76,133  $   646,614
 Shares issued on reinvestment    17,340      152,145      15,833      133,457
 Shares reacquired               (80,561)    (703,772)    (88,108)    (745,156)
 ------------------------------------------------------------------------------
 Net Increase                    463,060  $ 4,093,880       3,858  $    34,915
 ------------------------------------------------------------------------------
 Class Y
 Shares sold                     684,316  $ 5,999,999          --  $        --
 Shares issued on reinvestment    10,032       88,690       1,783       15,083
 Shares reacquired              (279,642)  (2,500,000)         --           --
 ------------------------------------------------------------------------------
 Net Increase                    414,706  $ 3,588,689       1,783  $    15,083
 ------------------------------------------------------------------------------


21 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                             2001//    2000/(1)/  1999/(1)/  1998     1997
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $8.58     $8.42      $8.85     $8.66    $8.55
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                  0.38      0.38       0.37      0.39     0.40
  Net realized and unrealized gain (loss)     0.24      0.16      (0.43)     0.19     0.11
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.62      0.54      (0.06)     0.58     0.51
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.38)    (0.38)     (0.37)    (0.39)   (0.40)
--------------------------------------------------------------------------------------------
Total Distributions                          (0.38)    (0.38)     (0.37)    (0.39)   (0.40)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $8.82     $8.58      $8.42     $8.85    $8.66
--------------------------------------------------------------------------------------------
Total Return                                  7.32%     6.64%     (0.70)%    6.78%    6.13%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $39,041   $30,800    $29,522   $28,303  $25,630
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                               0.65%     0.77%      0.84%     0.75%    0.75%
  Net investment income                       4.33      4.58       4.27      4.45     4.65
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          4%        8%        29%        8%       9%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and administrator waived all or a part of the fees for the five years ended November 30, 2001. If such fees were not waived, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                             Expense Ratios
           Per Share Decreases to          Without Fee Waivers
            Net Investment Income          and Reimbursements
        ----------------------------- -----------------------------
        2001  2000  1999  1998  1997  2001  2000  1999  1998  1997
        ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Class A $0.01 $0.02 $0.02 $0.02 $0.03 0.85% 0.97% 1.05% 1.00% 1.12%


22 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                              2001   2000/(1)/ 1999/(1)/ 1998/(2)/  1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $8.58    $8.42     $8.84     $8.65    $8.54
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                 0.36     0.37      0.35      0.37     0.38
  Net realized and unrealized gain (loss)    0.23     0.16     (0.42)     0.19     0.11
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.59     0.53     (0.07)     0.56     0.49
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.36)   (0.37)    (0.35)    (0.37)   (0.38)
----------------------------------------------------------------------------------------
Total Distributions                         (0.36)   (0.37)    (0.35)    (0.37)   (0.38)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                $8.81    $8.58     $8.42     $8.84    $8.65
----------------------------------------------------------------------------------------
Total Return                                 6.97%    6.42%    (0.79)%    6.57%    5.92%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $9,497   $5,277    $5,144    $5,260   $3,419
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                              0.89%    0.98%     1.01%     0.97%    0.96%
  Net investment income                      4.08     4.38      4.09      4.22     4.44
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         4%       8%       29%        8%       9%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) The investment adviser and administrator waived all or a part of the fees for the five years ended November 30, 2001. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                   Expense Ratios
                 Per Share Decreases to          Without Fee Waivers
                  Net Investment Income          and Reimbursements
              ----------------------------- -----------------------------
              2001  2000  1999  1998  1997  2001  2000  1999  1998  1997
              ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
      Class L $0.01 $0.02 $0.02 $0.02 $0.03 1.09% 1.18% 1.22% 1.21% 1.33%


23 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class Y Shares                              2001    2000/(1)/  1999/(1)/ 1998   1997
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $8.60    $8.44      $8.86    $8.66  $8.56
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                 0.40     0.40       0.39     0.41   0.41
  Net realized and unrealized gain (loss)    0.23     0.16      (0.42)    0.19   0.11
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.63     0.56      (0.03)    0.60   0.52
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.40)   (0.40)     (0.39)   (0.40) (0.42)
---------------------------------------------------------------------------------------
Total Distributions                         (0.40)   (0.40)     (0.39)   (0.40) (0.42)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                $8.83    $8.60      $8.44    $8.86  $8.66
---------------------------------------------------------------------------------------
Total Return                                 7.41%    6.82%     (0.40)%   7.09%  6.20%
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $4,005     $332       $311     $312   $292
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                              0.37%    0.59%      0.65%    0.57%  0.56%
  Net investment income                      4.47     4.76       4.46     4.62   4.84
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                         4%       8%        29%       8%     9%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and administrator waived all or a part of the fees for the five years ended November 30, 2001. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                   Expense Ratios
                 Per Share Decreases to          Without Fee Waivers
                  Net Investment Income          and Reimbursements
              ----------------------------- -----------------------------
              2001  2000  1999  1998  1997  2001  2000  1999  1998  1997
              ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
      Class Y $0.01 $0.02 $0.02 $0.02 $0.03 0.57% 0.79% 0.86% 0.82% 0.94%


24 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Maturity California Municipals Fund ("Fund") of Smith Barney Investment Trust ("Trust") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                /s/ KPMG LLP

New York, New York
January 14, 2002


25    Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended November 30, 2001:

 . 100%of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.


26 Intermediate Maturity California Municipals Fund | 2001 Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND



              TRUSTEES                INVESTMENT ADVISER

              Herbert Barg            Smith Barney Fund
              Alfred J. Bianchetti      Management LLC
              Martin Brody
              Dwight B. Crane         DISTRIBUTOR
              Burt N. Dorsett
              Elliot S. Jaffe         Salomon Smith Barney Inc.
              Stephen E. Kaufman
              Joseph J. McCann        CUSTODIAN
              Heath B. McLendon,
                Chairman              State Street Bank and
              Cornelius C. Rose, Jr.    Trust Company

              James J. Crisona,       TRANSFER AGENT
                Emeritus
                                      Travelers Bank & Trust, fsb.
              OFFICERS                125 Broad Street, 11th Floor
                                      New York, New York 10004
              Heath B. McLendon
              President and           SUB-TRANSFER AGENT
              Chief Executive Officer
                                      PFPC Global Fund Services
              Lewis E. Daidone        P.O. Box 9699
              Senior Vice President   Providence, Rhode Island
              and Treasurer           02940-9699

              Joseph P. Deane
              Vice President and
              Investment Officer

              Paul A. Brook
              Controller

              Christina T. Sydor
              Secretary

  Smith Barney Intermediate Maturity
  California Municipals Fund




  This report is submitted for general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity California Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


       Salomon Smith Barney
---------------------------
A member of citigroup[LOGO]


 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0310 1/02

              --------------------------------------------------
                                 SMITH BARNEY
                                 INTERMEDIATE
                               MATURITY NEW YORK
                                MUNICIPALS FUND
              --------------------------------------------------

                      ANNUAL REPORT  |  NOVEMBER 30, 2001



                               [LOGO] Smith Barney
                                      Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOSEPH P. DEANE
Vice President and
Investment Officer

Dear Shareholder:
We are pleased to present the annual report for the Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") for the year ended November 30, 2001. In this report, we have summarized what we believe to be the prevailing economic and market conditions and outlined the investment team's portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
The Fund's Class A shares, not including sales charges, returned 7.24% for the period. In comparison, the Lehman Brothers Municipal Bond Index/1/ returned 8.75% for the same period. Past performance is not indicative of future results.

Investment Strategy
The Fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City income taxes as is consistent with the preservation of principal./2/

Market Review
In an effort to stimulate a deteriorating U.S. economy, the U.S. Federal Reserve Board ("Fed") cut the federal funds rate ("fed funds rate")/3/ rate 11 times in 2001 to 1.75%. (Please note that the last reduction occurred on December 11, after the close of the Fund's reporting period.) The tragic events of September 11, along with a fundamental reassessment of the outlook for the U.S. economy, caused a sharp re-pricing in all markets. The economy continued to show signs of weakness, as consumer data, including high unemployment and the lowest levels of consumer confidence in almost eight years, further added pressure to an

--------
1 The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2 Please note a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

1 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders
already weak U.S. economy. Economic data began to show some signs of an eventual upturn at the end of the period.

New York Economic Outlook
Along with the U.S. economy, New York's economy deteriorated in 2001. In our opinion, the economic effects of the September 11th terrorist attacks, coupled with the severe market downturn, will decrease chances for both the state and city of New York to realize projected revenues. While the full economic effects of the attacks will be difficult to assess, we believe that New York City general obligation bonds and bonds from The Port Authority of New York and New Jersey (which owns the World Trade Center) will be most impacted. Insurance is expected to cover all of the Port Authority's economic losses resulting from the September 11 attacks. Therefore, the Authority's long-term credit rating should hinge on other factors besides the World Trade Center, such as how quickly the airline industry rebounds and how quickly toll revenues recover.

Although we anticipate that New York City will experience a decline in revenue and an increase in spending pressures related to the cleanup and redevelopment efforts at the site of the World Trade Center, we feel New York City does have the capacity to address its near-term cash flow requirements. New York City recently demonstrated its ability to access the bond market by selling $1.5 billion worth of revenue anticipation notes (RANs)/4/. The deal, which was given the highest short-term ratings by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Service,/5/ was widely accepted in the marketplace.

While we believe most state and local governments are well positioned after years of surpluses, the economic downturn and fear of projected deficits are prompting many of them to cut budgets. We feel that the expanding role of the federal government to meet the challenges of defending and rebuilding will also place additional burdens on state and local governments. This is likely to further increase municipal new issue volume from an already high level. While demand has been quite strong, and municipal bonds are cheap relative to Treasuries, it is not clear if demand levels will be sufficient to absorb additional supply without a correction.

--------
4 A RAN is the short-term debt issue of a municipal entity that is to be repaid out of anticipated revenues such as sales taxes. When the taxes are collected, the RAN is paid off. Interest from the note is usually tax-free to RAN holders.
5 Moody's Investors Service, Inc. and Standard & Poor's Ratings Service are two major credit rating agencies.


2 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

Fund Overview and Outlook
Our focus for the Fund has been to stay as fully invested as possible in high quality bonds. We have also sought to increase call protection and maintain an average maturity of approximately 9 years. Until we are clearly in a solid economic recovery, this strategy should remain constant. It should allow us to participate in any market rally, while maintaining low credit risk.

Market Outlook
In our opinion, the rallies in the fixed-income markets have barely offset the adverse impact of the deteriorating equity market. While we believe that aggressive monetary and fiscal stimulus will help stabilize the economy, we anticipate growth to remain below potential for a more prolonged period. We believe consumption is unlikely to pick up significantly in the face of sizable job cuts, the likelihood that flexible compensation (bonus, profit sharing, options) will be sharply lower, and that state and local government spending may be significantly curtailed next year.

Thank you for your investment in the Smith Barney Intermediate Maturity New York Municipals Fund.

Sincerely,

/s/ Heath B. McLendon    /s/ Joseph P. Deane
Heath B. McLendon        Joseph P. Deane
Chairman                 Vice President and
                         Investment Officer
December 21, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2001 and is subject to change.



3 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
  Year Ended             of Year  of Year Dividends Distributions Returns/(1)/
  ----------------------------------------------------------------------------
  11/30/01                $8.46    $8.70    $0.37       $0.00         7.24%
  ---------------------------------------------------------------------------
  11/30/00                 8.28     8.46     0.39        0.00         7.04
  ---------------------------------------------------------------------------
  11/30/99                 8.76     8.28     0.38        0.00        (1.18)
  ---------------------------------------------------------------------------
  11/30/98                 8.57     8.76     0.40        0.00         7.01
  ---------------------------------------------------------------------------
  11/30/97                 8.47     8.57     0.41        0.00         6.23
  ---------------------------------------------------------------------------
  11/30/96                 8.48     8.47     0.41        0.00         4.85
  ---------------------------------------------------------------------------
  11/30/95                 7.80     8.48     0.41        0.00        14.31
  ---------------------------------------------------------------------------
  11/30/94                 8.54     7.80     0.40        0.02        (3.97)
  ---------------------------------------------------------------------------
  11/30/93                 8.18     8.54     0.40        0.02         9.76
  ---------------------------------------------------------------------------
  Inception* - 11/30/92    7.90     8.18     0.38        0.00         8.59+
  ---------------------------------------------------------------------------
  Total                                     $3.95       $0.04
  ---------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
  Year Ended             of Year  of Year Dividends Distributions Returns/(1)/
  ----------------------------------------------------------------------------
  11/30/01                $8.46    $8.69    $0.35       $0.00         6.87%
  ---------------------------------------------------------------------------
  11/30/00                 8.27     8.46     0.37        0.00         6.97
  ---------------------------------------------------------------------------
  11/30/99                 8.76     8.27     0.36        0.00        (1.49)
  ---------------------------------------------------------------------------
  11/30/98                 8.57     8.76     0.38        0.00         6.79
  ---------------------------------------------------------------------------
  11/30/97                 8.47     8.57     0.39        0.00         6.00
  ---------------------------------------------------------------------------
  11/30/96                 8.48     8.47     0.39        0.00         4.64
  ---------------------------------------------------------------------------
  Inception* - 11/30/95    7.87     8.48     0.38        0.00        13.01+
  ---------------------------------------------------------------------------
  Total                                     $2.62       $0.00
  ---------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.



4 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS


                                             Without Sales Charges/(1)/
                                             ------------------------
                                              Class A          Class L
-----------------------------------------------------------------------
Year Ended 11/30/01                           7.24%            6.87%
----------------------------------------------------------------------
Five Years Ended 11/30/01                     5.21             4.98
----------------------------------------------------------------------
Inception* through 11/30/01                   5.92             6.05
----------------------------------------------------------------------

                                              With Sales Charges/(2)/
                                             ------------------------
                                              Class A          Class L
-----------------------------------------------------------------------
Year Ended 11/30/01                           5.13%            4.76%
----------------------------------------------------------------------
Five Years Ended 11/30/01                     4.80             4.75
----------------------------------------------------------------------
Inception* through 11/30/01                   5.71             5.89
----------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS

                                             Without Sales Charges/(1)/
-----------------------------------------------------------------------
Class A (Inception* through 11/30/01)                  76.89%
----------------------------------------------------------------------
Class L (Inception* through 11/30/01)                  50.76
----------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A and L shares are December 31, 1991 and December 5, 1994, respectively.


5 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


 Growth of $10,000 Invested in Class A Shares of the Smith Barney Intermediate
  Maturity New York Municipals Fund vs. Lehman Brothers Municipal Bond Index and Lipper New York Intermediate Municipal Debt Funds Average+

--------------------------------------------------------

                        December 1991 -- November 2001

               Smith Barney                                Lipper New York
               Intermediate          Lehman Brothers       Intermediate
               Maturity New York     Municipal Bond        Municipal Debt
               Municipals Fund       Index                 Funds Average

  12/31/91        $ 9,801                $10,000              $10,000
  11/92            10,644                 10,772               10,685
  11/93            11,683                 11,967               11,625
  11/94            11,219                 11,338               11,230
  11/95            12,824                 13,481               12,796
  11/96            13,447                 14,274               13,383
  11/97            14,284                 15,297               14,134
  11/98            15,285                 16,485               14,606
  11/99            15,104                 16,308               14,895
  11/00            16,168                 17,642               15,890
  11/30/2001       17,338                 18,320               17,056

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2001. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Lipper New York Intermediate Municipal Debt Funds Average is an average of the Fund's peer group of mutual funds (17 funds as of November 30, 2001) investing in intermediate maturity New York tax-exempt bonds. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other class may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. An investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



6 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)



                              INDUSTRY BREAKDOWN*

                                    [CHART]

           General Obligation                             18.6%
           Government Facilities                           2.5%
           Hospitals                                       7.9%
           Industrial Development                          3.3%
           Other                                          11.0%
           Utilities                                       3.6%
           Transportation                                 13.9%
           Finance                                         6.8%
           Water and Sewer                                10.3%
           Pollution Control                               1.5%
           Education                                      20.6%

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*

                                 Standard &   Percentage of
                  Moody's and/or   Poor's   Total Investments
                  -------------------------------------------
                   Aaa              AAA            61.1%
                    Aa              AA             23.1
                    A                A              5.8
                   Baa              BBB             7.4
                    Ba              BB              0.5
                  VMIG 1            A-1             0.8
                    NR              NR              1.3
                                                  -----
                                                  100.0%
                                                  =====

--------
* As a percentage of total investments. All information is as of November 30, 2001. Please note that the Fund's holdings are subject to change.


7 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                          NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                          SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Education -- 20.6%
$1,000,000 AA-       City University of New York, COP, John Jay College,
                      6.000% due 8/15/06                                         $ 1,106,390
   710,000 A-        Hempstead Town Industrial Development Agency, Adelphi
                      University Civic Facility Revenue, 5.250% due 2/1/14           731,279
   860,000 Aaa*      Huntington Union Free School District, FGIC-Insured,
                      5.500% due 7/15/11                                             947,625
                     Monroe County Industrial Development Agency, Civic Facility
                      Revenue, Nazareth College, (Rochester Project),
                      MBIA-Insured:
   400,000 AAA          4.000% due 10/1/10                                           395,004
   415,000 AAA          4.000% due 10/1/11                                           405,741
   435,000 AAA          4.125% due 10/1/12                                           424,399
                     Nassau County Industrial Development Agency, Civic Facility
                      Revenue, Refunded, (Hofstra University Project),
                      MBIA-Insured:
 1,250,000 AAA          5.250% due 7/1/13                                          1,344,325
 2,000,000 AAA          5.250% due 7/1/14                                          2,144,740
   600,000 AAA       New York City Industrial Development Agency, Civic Facility
                      Revenue, (New York University Project), AMBAC-Insured,
                      4.125% due 7/1/11                                              592,740
 2,000,000 AAA       New York Educational Construction Fund, Series A,
                      MBIA-Insured, 6.500% due 4/1/04                              2,166,100
                     New York State Dormitory Authority, Revenue Bonds:
                       City University System, Consolidated Second General
                        Resolution:
                         Series A:
 3,000,000 AAA             FGIC- Insured 5.000% due 7/1/16                         3,039,540
 1,370,000 AAA             FSA-Insured 5.000% due 7/1/12                           1,425,910
   500,000 AAA           Siena College, MBIA-Insured, 5.000% due 7/1/10              529,270
   640,000 Aaa*        New York Law School, AMBAC-Insured,
                        5.200% due 7/1/08                                            685,126
 1,100,000 AA          Saint Thomas Aquinas, 5.000% due 7/1/14                     1,109,878
   725,000 AAA         Yeshiva University, AMBAC-Insured, 5.375% due 7/1/15          760,641
--------------------------------------------------------------------------------------------
                                                                                  17,808,708
--------------------------------------------------------------------------------------------
Finance -- 6.8%
                        City of Troy Municipal Assistance Corp., MBIA-Insured:
                         Series A:
 1,080,000 AAA           5.000% due 1/15/08                                        1,141,592
 1,100,000 AAA           5.000% due 1/15/16                                        1,109,768
 1,990,000 AAA         Series B, zero coupon due 1/15/19                             833,651
                     New York City Transitional Finance Authority Revenue,
                      Future Tax Secured:
 1,600,000 AAA          Series B, MBIA-Insured, 5.250% due 5/1/12                  1,706,992
 1,000,000 AA+          Series C, 5.375% due 2/1/15                                1,046,540
--------------------------------------------------------------------------------------------
                                                                                   5,838,543
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


8 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
General Obligation -- 18.6%
$1,540,000 AAA       Buffalo GO, Series B, 4.750% due 2/1/16                    $ 1,516,515
 1,000,000 AAA       Erie County Public Improvement Project, GO, Series A,
                      FGIC-Insured, 5.750% due 10/1/11                            1,106,070
 1,000,000 AA        Monroe County Public Improvement Project, GO, Series A,
                      6.000% due 3/1/18                                           1,134,190
 1,000,000 AAA       Nassau County GO, Combined Sewer District, Series E,
                      MBIA-Insured, 5.400% due 5/1/10                             1,082,000
                     New York City GO:
 2,000,000 A           Series A, 7.000% due 8/1/04                                2,192,440
                       Series B:
   300,000 VMIG 1*      FGIC-Insured, 3.250% due 10/1/21 (b)                        300,000
 1,000,000 AAA          MBIA-Insured, 4.900% due 8/1/09                           1,049,380
   100,000 VMIG 1*     Series B-3, LOC-Morgan Guaranty Trust,
                        3.250% due 8/15/18 (b)                                      100,000
                       Series E-5, LOC-Morgan Guaranty Trust:
    50,000 VMIG 1*      3.250% due 8/1/10 (b)                                        50,000
   100,000 VMIG 1*      3.250% due 8/1/15 (b)                                       100,000
   150,000 VMIG 1*      3.250% due 8/1/16 (b)                                       150,000
   435,000 AAA       Niagara County GO, Environmental Infrastructure, Series A,
                      MBIA-Insured, 5.250% due 8/15/13                              464,384
   275,000 Aaa*      North Hempstead GO, FGIC-Insured, 5.000% due 5/15/12           289,633
   630,000 Aaa*      Nyack Union Free School District, GO, FGIC-Insured,
                      5.250% due 12/15/15                                           673,325
                     Roslyn New York Union Free School District:
   750,000 Aa2*        4.250% due 10/15/10                                          759,368
   940,000 Aa2*        4.250% due 10/15/11                                          943,403
   930,000 Aa2*        4.250% due 10/15/12                                          925,155
                     Yonkers GO, FGIC-Insured:
 1,125,000 AAA         Series A, 5.000% due 9/1/14                                1,148,805
 2,050,000 AAA         Series C, 5.000% due 6/1/15                                2,082,595
-------------------------------------------------------------------------------------------
                                                                                 16,067,263
-------------------------------------------------------------------------------------------
Government Facilities -- 2.5%
 1,900,000 AA-       New York State Urban Development, Correctional Facilities,
                      Series A, 6.500% due 1/1/09                                 2,169,914
-------------------------------------------------------------------------------------------
Hospitals -- 7.9%
   500,000 AAA       East Rochester New York Housing Authority Revenue,
                      North Park Nursing Home, GNMA-Collateralized,
                      4.350% due 10/20/11                                           505,185
                     New York State Dormitory Authority, Revenue Bonds:
 3,000,000 AAA         FHA New York & Presbyterian Hospitals, AMBAC/
                        FHA-Insured, 4.750% due 8/1/16                            2,934,750
 1,000,000 AA-         Mental Health Services Facilities Improvement,
                        6.000% due 2/15/12                                        1,133,750
   500,000 Ba3*        Nyack Hospital, Series A, 6.250% due 7/1/13                  444,030
 1,000,000 AAA         Presbyterian Hospital, Series A, AMBAC/FHA-Insured,
                        5.500% due 2/15/07                                        1,079,880


                      See Notes to Financial Statements.


9 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                          November 30, 2001


   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Hospitals -- 7.9% (continued)
$  725,000 AA-       New York State Medical Care Facilities Revenue Bonds, Mental
                      Health Services Facility, 6.100% due 2/15/02                 $  730,619
---------------------------------------------------------------------------------------------
                                                                                    6,828,214
---------------------------------------------------------------------------------------------
Housing: Multi-Family -- 1.3%
 1,000,000 AAA       New York State Housing Corp., (Battery Park City Project),
                      6.000% due 11/1/03                                            1,044,720
    95,000 Aa*       North Tonawanda Housing Development Corp., Mortgage
                      Revenue, Bishop Gibbons, Series B, FHA-Insured,
                      6.350% due 12/15/02                                              97,645
---------------------------------------------------------------------------------------------
                                                                                    1,142,365
---------------------------------------------------------------------------------------------
Industrial Development -- 3.3%
   535,000 A         Amherst Industrial Development Agency, Lease Revenue, Multi-
                      Surface Rink Complex, Series A, (Escrowed to maturity with
                      U.S. government securities), LOC-Keybank,
                      5.050% due 10/1/05 (c)                                          577,319
   500,000 Baa1*     New York City IDA, Civil Facilities Revenue, (YMCA Greater NY
                      Project), 6.000% due 8/1/07                                     533,705
   605,000 AA-       Onondaga County IDA, (Syracuse Home Association Project),
                      5.000% due 12/1/13                                              607,608
 1,000,000 A         Syracuse Industrial Development Agency, Civic Facilities
                      Revenue, (Crouse Health Inc. Project), 5.000% due 1/1/10      1,003,920
   120,000 NR        Westchester County IDA, Revenue Bonds, (Escrowed to maturity with U.S. government securities), (AGR Realty Co. Project),
                      5.750% due 1/1/02 (c)                                           120,146
---------------------------------------------------------------------------------------------
                                                                                    2,842,698
---------------------------------------------------------------------------------------------
Life Care Systems -- 0.6%
   515,000 AA        New York State Dormitory Authority Revenue, Hebrew Home
                      for the Aged, FHA-Insured, 5.625% due 2/1/17                    538,536
---------------------------------------------------------------------------------------------
Miscellaneous -- 9.1%
 1,680,000 BBB+      Albany Parking Authority Revenue, Series B,
                      5.250% due 10/15/12                                           1,696,514
   500,000 A         Capital District Youth Center, Lease Revenue, LOC-Key Bank,
                      6.000% due 2/1/17                                               515,475
 1,450,000 AA+       New York City Transitional Finance Authority Revenue, Future
                      Tax Secured, Series A, 4.750% due 11/15/16                    1,428,613
 1,395,000 AAA       Suffolk County Judicial Facilities Agency, Service Agreement
                      Revenue, John P. Cohalan Complex, AMBAC-Insured,
                      5.750% due 10/15/11                                           1,538,614
                     Virgin Islands Public Finance Authority Revenue, Series A:
 1,580,000 BBB-        5.300% due 10/1/11                                           1,651,827
 1,000,000 BBB-        5.500% due 10/1/13                                           1,043,330
---------------------------------------------------------------------------------------------
                                                                                    7,874,373
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


10 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Pollution Control -- 1.5%
$  750,000 BBB       Essex County Industrial Development Agency, PCR,
                      5.700% due 7/1/16 (d)                                        $   785,603
   500,000 AAA       New York State Environmental Facilities Corp., PCR, Series A,
                      5.950% due 3/15/02                                               505,460
----------------------------------------------------------------------------------------------
                                                                                     1,291,063
----------------------------------------------------------------------------------------------
Transportation -- 13.9%
                     New York State Thruway Authority:
 1,545,000 AA-         General Revenue, Series E, 5.000% due 1/1/16                  1,560,265
                       Highway & Bridge Transportation Fund:
 1,000,000 AAA          Series A, FGIC-Insured, 5.500% due 4/1/16                    1,063,920
 1,500,000 AAA          Series B, 5.250% due 4/1/11                                  1,610,790
 1,000,000 AA-          Service Contract, Local Highway and Bridges,
                         6.000% due 4/1/02                                           1,012,480
 1,600,000 AAA       Niagara Falls Bridge Commission, Toll Revenue, Series B,
                      FGIC-Insured, 5.250% due 10/1/15                               1,708,784
   720,000 AAA       Niagara Frontier Transportation Authority, Greater Buffalo
                      International Airport, Series B, AMBAC-Insured,
                      5.750% due 4/1/04 (d)                                            728,244
 1,000,000 NR        Port Authority of New York & New Jersey, Revenue Bonds,
                      6.750% due 10/1/11 (d)                                         1,047,630
   415,000 AAA       Port Authority of New York & New Jersey Special Obligation
                      Revenue, JFK International Airport Terminal 6,
                      6.250% due 12/1/10                                               470,502
   670,000 Baa1*     Syracuse COP, Hancock International Airport,
                      6.300% due 1/1/02 (d)                                            671,755
 2,000,000 AA-       Triborough Bridge & Tunnel Authority Revenue, General
                      Purpose, Series A, 5.250% due 1/1/14                           2,103,780
----------------------------------------------------------------------------------------------
                                                                                    11,978,150
----------------------------------------------------------------------------------------------
Utilities -- 3.6%
                     Long Island Power Authority, Electric System Revenue:
 1,000,000 AAA         FSA-Insured, 5.000% due 12/1/15                               1,014,500
 2,000,000 AAA         MBIA-Insured, 5.250% due 4/1/10                               2,130,800
----------------------------------------------------------------------------------------------
                                                                                     3,145,300
----------------------------------------------------------------------------------------------
Water and Sewer -- 10.3%
 3,250,000 AAA       New York City Municipal Water Finance Authority, Series D,
                      MBIA-Insured, 5.000% due 6/15/15                               3,307,037
                     New York State Environmental Facility Corp. Clean Water
                      and Drinking:
 1,900,000 AAA          Series C, 5.250% due 6/15/14                                 1,998,876
 1,000,000 Aa1*         Series F, 5.250% due 6/15/14                                 1,045,440


                      See Notes to Financial Statements.


11 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Water and Sewer -- 10.3% (continued)
$1,390,000 AAA       Suffolk County Southwest Sewer District, GO, MBIA-Insured,
                      6.000% due 2/1/07                                         $ 1,539,411
 1,000,000 AAA       Suffolk County Water Authority, Waterworks Revenue,
                      MBIA-Insured, 5.100% due 6/1/09                             1,065,250
-------------------------------------------------------------------------------------------
                                                                                  8,956,014
-------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $83,525,082**)                                    $86,481,141
-------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**  Aggregate cost for Federal income tax purposes is substantially the same.


    See pages 13 and 14 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


12 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


13 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SHORT-TERM SECURITY RATINGS (UNAUDITED)


VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
P-1   --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)
ABAG  --Association of Bay Area Governments
AIG   --American International Guaranty
AMBAC --American Municipal Bond Assurance Corporation
BIG   --Bond Investors Guaranty
CGIC  --Capital Guaranty Insurance Company
COP   --Certificate of Participation
EDA   --Economic Development Authority
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FHLMC --Federal Home Loan Mortgage Corporation
FLAIRS--Floating Adjustable Interest Rate Securities
FNMA  --Federal National Mortgage Association
FSA   --Financial Security Assurance
GIC   --Guaranteed Investment Contract
GNMA  --Government National Mortgage Association
GO    --General Obligation
HFA   --Housing Finance Authority
IDA   --Industrial Development Authority
IDB   --Industrial Development Board
IDR   --Industrial Development Revenue
INFLOS--Inverse Floaters
LOC   --Letter of Credit
MBIA  --Municipal Bond Investors Assurance Corporation
MVRICS--Municipal Variable Rate Inverse Coupon Security
PCR   --Pollution Control Revenue
RIBS  --Residual Interest Bonds
VA    --Veterans Administration
VRDD  --Variable Rate Daily Demand
VRWE  --Variable Rate Wednesday Demand


14 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                NOVEMBER 30, 2001


ASSETS:
  Investments, at value (Cost -- $83,525,082)                        $86,481,141
  Cash                                                                    90,123
  Interest receivable                                                  1,251,451
  Receivable for Fund shares sold                                        143,045
  Receivable for securities sold                                          90,000
--------------------------------------------------------------------------------
  Total Assets                                                        88,055,760
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                       90,609
  Payable for Fund shares purchased                                       45,814
  Administration fee payable                                              22,337
  Investment advisory fee payable                                         20,987
  Distribution fees payable                                                6,078
  Accrued expenses                                                        51,169
--------------------------------------------------------------------------------
  Total Liabilities                                                      236,994
--------------------------------------------------------------------------------
Total Net Assets                                                     $87,818,766
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                         $    10,100
  Capital paid in excess of par value                                 86,943,867
  Overdistribution of net investment income                               (5,982)
  Accumulated net realized loss from security transactions            (2,085,278)
  Net unrealized appreciation of investments                           2,956,059
--------------------------------------------------------------------------------
Total Net Assets                                                     $87,818,766
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              9,004,196
  ------------------------------------------------------------------------------
  Class L                                                              1,096,279
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption value)                                           $8.70
  ------------------------------------------------------------------------------
  Class L *                                                                $8.69
  ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)        $8.88
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)        $8.78
--------------------------------------------------------------------------------

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


15 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Operations                   For the Year Ended November 30, 2001


INVESTMENT INCOME:
  Interest                                                           $3,546,480
-------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                                      219,113
  Administration fee (Note 2)                                           146,075
  Distribution fees (Note 2)                                            124,015
  Shareholder communications                                             28,326
  Shareholder and system servicing fees                                  26,914
  Audit and legal                                                        22,067
  Registration fees                                                      13,418
  Pricing service fees                                                    7,351
  Trustees' fees                                                          4,493
  Custody                                                                 2,429
  Other                                                                   3,137
-------------------------------------------------------------------------------
  Total Expenses                                                        597,338
  Less: Investment advisory and administration fee waivers (Note 2)    (102,253)
-------------------------------------------------------------------------------
  Net Expenses                                                          495,085
-------------------------------------------------------------------------------
Net Investment Income                                                 3,051,395
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                                6,150,000
   Cost of securities sold                                            6,181,729
-------------------------------------------------------------------------------
  Net Realized Loss                                                     (31,729)
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of year                                                  1,481,792
   End of year                                                        2,956,059
-------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             1,474,267
-------------------------------------------------------------------------------
Net Gain on Investments                                               1,442,538
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $4,493,933
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.


16 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



                                               For the Years Ended November 30,

                                                                        2001          2000
-----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                              $ 3,051,395  $  2,737,083
  Net realized loss                                                      (31,729)     (330,412)
  Increase in net unrealized appreciation                              1,474,267     1,471,604
-----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                               4,493,933     3,878,275
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                               (3,068,010)   (2,721,371)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                      (3,068,010)   (2,721,371)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                    35,081,853     6,260,841
  Net asset value of shares issued for reinvestment of dividends       2,145,208     1,763,792
  Cost of shares reacquired                                           (9,027,735)  (15,841,432)
-----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                            28,199,326    (7,816,799)
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                     29,625,249    (6,659,895)
NET ASSETS:
  Beginning of year                                                   58,193,517    64,853,412
-----------------------------------------------------------------------------------------------
  End of year*                                                       $87,818,766  $ 58,193,517
-----------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:     $(5,982)      $10,633
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


17 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") is a separate non-diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Core Fund and Smith Barney U.S. 5000 Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f ) direct expenses are charged to the Fund and each class; investment advisory fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and ( j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.


18 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

During November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2001, SBFM waived $61,352 of its investment advisory fee.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 2001, SBFM waived $40,901 of its administration fee.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and


19 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders
financial processing for all shareholder accounts and is paid by TB&T. For the year ended November 30, 2001, the Fund paid transfer agent fees of $14,283 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

For the year ended November 30, 2001, SSB received sales charges of approximately $377,000 and $43,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended November 30, 2001, CDSCs paid to SSB were approximately $6,000 for Class L shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20% of the average daily net assets.

For the year ended November 30, 2001, total Distribution Plan fees incurred were:

                                                  Class A Class L
-----------------------------------------------------------------
Distribution Plan Fees                            $98,712 $25,303
-----------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


20 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risk, associated with economic, political or legal developments or industrial or regional matters specifically affecting New York.

5. Investments

During the year ended November 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------
Purchases                                                   $34,010,734
-----------------------------------------------------------------------
Sales                                                         6,150,000
-----------------------------------------------------------------------

At November 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------
Gross unrealized appreciation                               $3,308,020
Gross unrealized depreciation                                 (351,961)
-----------------------------------------------------------------------
Net unrealized appreciation                                 $2,956,059
-----------------------------------------------------------------------

6. Capital Loss Carryforward

At November 30, 2001, the Fund had, for Federal income tax purposes, approximately $2,085,000 of loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the year indicated:

                                2002     2003    2004     2007     2008    2009
---------------------------------------------------------------------------------
Carryforward Amounts          $856,000 $337,000 $76,000 $455,000 $329,000 $32,000
---------------------------------------------------------------------------------


21 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

7. Shares of Beneficial Interest

At November 30, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At November 30, 2001, total paid-in capital amounted to the following for each class:

                                                    Class A    Class L
------------------------------------------------------------------------
Total Paid-in Capital                             $77,408,331 $9,545,636
------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                    Year Ended               Year Ended
                                 November 30, 2001        November 30, 2000
                              ----------------------  ------------------------
                               Shares      Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold                   3,393,236  $29,711,377     639,603  $  5,333,051
Shares issued on reinvestment   218,854    1,904,640     193,439     1,601,256
Shares reacquired              (899,829)  (7,898,980) (1,776,886)  (14,647,013)
-------------------------------------------------------------------------------
Net Increase (Decrease)       2,712,261  $23,717,037    (943,844) $ (7,712,706)
-------------------------------------------------------------------------------
Class L
Shares sold                     614,032  $ 5,370,476     110,623  $    927,790
Shares issued on reinvestment    27,656      240,568      19,636       162,536
Shares reacquired              (129,934)  (1,128,755)   (144,675)   (1,194,419)
-------------------------------------------------------------------------------
Net Increase (Decrease)         511,754  $ 4,482,289     (14,416) $   (104,093)
-------------------------------------------------------------------------------


22 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                      2001/(1)/ 2000/(1)/ 1999/(1)/  1998     1997
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                   $ 8.46    $ 8.28    $ 8.76    $ 8.57   $ 8.47
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/           0.37      0.39      0.38      0.40     0.41
  Net realized and unrealized
   gain (loss)                         0.24      0.18     (0.48)     0.19     0.10
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations    0.61      0.57     (0.10)     0.59     0.51
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.37)    (0.39)    (0.38)    (0.40)   (0.41)
-----------------------------------------------------------------------------------
Total Distributions                   (0.37)    (0.39)    (0.38)    (0.40)   (0.41)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year         $ 8.70    $ 8.46    $ 8.28    $ 8.76   $ 8.57
-----------------------------------------------------------------------------------
Total Return                           7.24%     7.04%    (1.18)%    7.01%    6.23%
-----------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $78,293   $53,248   $59,896   $54,624  $48,759
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                        0.65%     0.75%     0.73%     0.70%    0.67%
  Net investment income                4.20      4.67      4.47      4.59     4.83
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                   9%       10%       23%       53%      52%
-----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.
(2) The investment adviser has waived all or part of its fees for each of the years in the five-year period ended November 30, 2001. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                       Per Share Decreases to            Expense Ratios
                        Net Investment Income          Without Fee Waivers
                    ----------------------------- -----------------------------
                    2001  2000  1999  1998  1997  2001  2000  1999  1998  1997
                    ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Class A             $0.01 $0.01 $0.01 $0.02 $0.03 0.79% 0.89% 0.88% 0.89% 0.98%


23 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

 Class L Shares                 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(2)/  1997
 ------------------------------------------------------------------------------
 Net Asset Value,
  Beginning of Year              $ 8.46    $ 8.27    $ 8.76    $ 8.57   $ 8.47
 ------------------------------------------------------------------------------
 Income (Loss) From Operations:
   Net investment income/(3)/      0.35      0.37      0.37      0.38     0.39
   Net realized and unrealized
    gain (loss)                    0.23      0.19     (0.50)     0.19     0.10
 ------------------------------------------------------------------------------
 Total Income (Loss) From
  Operations                       0.58      0.56     (0.13)     0.57     0.49
 ------------------------------------------------------------------------------
 Less Distributions From:
   Net investment income          (0.35)    (0.37)    (0.36)    (0.38)   (0.39)
 ------------------------------------------------------------------------------
 Total Distributions              (0.35)    (0.37)    (0.36)    (0.38)   (0.39)
 ------------------------------------------------------------------------------
 Net Asset Value, End of Year    $ 8.69    $ 8.46    $ 8.27    $ 8.76   $ 8.57
 ------------------------------------------------------------------------------
 Total Return                      6.87%     6.97%    (1.49)%    6.79%    6.00%
 ------------------------------------------------------------------------------
 Net Assets, End of Year (000s)  $9,526    $4,946    $4,957    $4,247   $2,283
 ------------------------------------------------------------------------------
 Ratios to Average Net Assets:
   Expenses/(3)/                   0.92%     0.94%     0.92%     0.89%    0.89%
   Net investment income           3.93      4.48      4.28      4.38     4.61
 ------------------------------------------------------------------------------
 Portfolio Turnover Rate              9%       10%       23%       53%      52%
 ------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) The investment adviser has waived all or part of its fees for each of the years in the five-year period ended November 30, 2001. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                       Per Share Decreases to            Expense Ratios
                        Net Investment Income          Without Fee Waivers
                    ----------------------------- -----------------------------
                    2001  2000  1999  1998  1997  2001  2000  1999  1998  1997
                    ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Class L             $0.01 $0.01 $0.01 $0.01 $0.03 1.06% 1.08% 1.07% 1.09% 1.20%


24 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees
of Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") of Smith Barney Investment Trust ("Trust") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        /s/ KPMG
New York, New York
January 14, 2002


25 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

 TAX INFORMATION (UNAUDITED)



For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 2001:
   . 100.00% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


26 Intermediate Maturity New York Municipals Fund | 2001 Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                                  INTERMEDIATE
                       MATURITY NEW YORK MUNICIPALS FUND



                            TRUSTEES                INVESTMENT ADVISER
                            Herbert Barg            AND ADMINISTRATOR
                            Alfred J. Bianchetti    Smith Barney Fund
                            Martin Brody             Management LLC
                            Dwight B. Crane
                            Burt N. Dorsett         DISTRIBUTOR
                            Elliot S. Jaffe         Salomon Smith Barney Inc.
                            Stephen E. Kaufman
                            Joseph J. McCann        CUSTODIAN
                            Heath B. McLendon,      State Street Bank and
                             Chairman                Trust Company
                            Cornelius C. Rose, Jr.
                                                    TRANSFER AGENT
                            James J. Crisona,       Travelers Bank & Trust, fsb.
                             Emeritus               125 Broad Street, 11th Floor
                                                    New York, New York 10004
                            OFFICERS
                            Heath B. McLendon       SUB-TRANSFER AGENT
                            President and           PFPC Global Fund Services
                            Chief Executive Officer P.O. Box 9699
                                                    Providence, Rhode Island
                            Lewis E. Daidone        02940-9699
                            Senior Vice President
                            and Treasurer

                            Joseph P. Deane
                            Vice President and
                            Investment Officer

                            Paul A. Brook
                            Controller

                            Christina T. Sydor
                            Secretary

  Smith Barney Intermediate Maturity
  New York Municipals Fund




  This report is submitted for the general information of shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity New York Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY INTERMEDIATE MATURITY
  NEW YORK MUNICIPALS FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

         Salomon Smith Barney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0311 1/02

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              LARGE CAPITALIZATION
                                   GROWTH FUND
--------------------------------------------------------------------------------
              STYLE PURE SERIES | ANNUAL REPORT | NOVEMBER 30, 2001

                        [SMITH BARNEY LOGO] Smith Barney
                                            Mutual Funds

                 Your Serious Money, Professionally Managed.(SM)

             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

[PHOTO OMITTED]

ALAN J. BLAKE
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
ALAN J. BLAKE
--------------------------------------------------------------------------------

Alan J. Blake has more than 23 years of securities business experience and has managed the fund since its inception.

Education: BS from Lehigh University, MS from the State University of New York.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
August 29, 1997

MANAGER TENURE
--------------------------------------------------------------------------------
Since Inception

MANAGER'S INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
23 Years

                                     CLASS A          CLASS B         CLASS L
--------------------------------------------------------------------------------
NASDAQ                                SBLGX            SBLBX           SLCCX
--------------------------------------------------------------------------------
INCEPTION                            8/29/97          8/29/97         8/29/97
--------------------------------------------------------------------------------

[TEARDROP ART] Style Pure Series

Annual Report o November 30, 2001

SMITH BARNEY LARGE
CAPITALIZATION GROWTH FUND
-------------------------------------------------------------------------------

Average Annual Total Returns as of November 30, 2001

                                        Without Sales Charges(1)

                                 Class A           Class B             Class L
-------------------------------------------------------------------------------
One-Year                         (9.01)%           (9.69)%             (9.69)%
-------------------------------------------------------------------------------
Since Inception+                 13.91             13.05               13.05
-------------------------------------------------------------------------------

                                        With Sales Charges(2)

                                 Class A           Class B             Class L
-------------------------------------------------------------------------------
One-Year                        (13.54)%          (14.20)%            (11.49)%
-------------------------------------------------------------------------------
Since Inception+                 12.53             12.89               12.78
-------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+    Inception date for Class A, B and L shares is August 29, 1997.

--------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney Large
   Capitalization Growth Fund ..........................................    1

Letter to Our Shareholders .............................................    2

Fund at a Glance .......................................................    4

Historical Performance .................................................    5

Growth of $10,000 ......................................................    8

Schedule of Investments ................................................    9

Statement of Assets and Liabilities ....................................   11

Statement of Operations ................................................   12

Statements of Changes in Net Assets ....................................   13

Notes to Financial Statements ..........................................   14

Financial Highlights ...................................................   17

Independent Auditors' Report ...........................................   20

[LOGO SMITH BARNEY] Smith Barney
                    Mutual Funds

Your Serious Money Professionally Managed.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

================================================================================
                       YOUR INVESTMENT IN THE SMITH BARNEY
                        LARGE CAPITALIZATION GROWTH FUND
================================================================================

[CLIP ART]  The Potential of Global Market Leadership

            Alan and his team carefully comb the investment universe to identify those companies that are leaders in their industries. They believe that companies with product, distribution and service strength on a global scale are best positioned for future growth.

[CLIP ART]  A "Buy and Hold" Approach

            Alan and his team look to strictly adhere to a "buy and hold" strategy in order to keep the Fund's turnover low and allow their investments the potential to grow and flourish over time. Of course, there is no guarantee that portfolio turnover will not increase in the future.

[CLIP ART]  The Smith Barney Solution to Funds that Stray--The Style Pure Series

            The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks of asset allocation. This series of funds attempt to stay invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

[CLIP ART]  A Distinguished History of Managing Your Serious Money

            Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

            When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed global solutions.


1   Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Large Capitalization Growth Fund ("Fund") for the year ended November 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.

Performance Update

For the year ended November 30, 2001 the Fund's Class A, shares without sales charges, returned negative 9.01%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned a negative 12.21% for the same period.

Investment Strategy

The Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

The manager emphasizes individual security selection while diversifying the Fund's investments across industries, which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the manager considers:

      .     Favorable earnings prospects

      .     Technological innovation

      .     Industry dominance

      .     Competitive products and services

      .     Global scope

      .     Long term operating history

      . Consistent and sustainable long-term growth in dividends and earnings per share

      .     Strong cash flow

      .     High return on equity

      .     Strong financial condition

      .     Experienced and effective management

Market Overview

The tragic events of September 11th, still fresh in our minds, have been the shaper of recent market action. It may be helpful to look back at the fundamentals that were in place prior to that day.

Our overriding macro view of the equity market starts from a recognition that the U.S. stock market had entered a bear phase in March 2000. The huge mania that had built in the late 1990's broke at that time and, in March and April of 2001, culminated in an enormous sell off. At that time we realized that if history was any guide we would have a sharp rally followed by subsequent retests of March and April lows. Retests have tended to be either quiet affairs (where selling just evaporates) or climatic. We felt a quiet affair would lead us to market lows in the September and October periods, but obviously, a climatic event occurred instead.

___________

(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

2   Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

What is important to note post-September 11th, is that the markets were in a bear phase for a significant period of time and the market events of late September may indeed mark the end of that bear phase, as we saw an emotional washout that took stocks to excesses on the downside.

It is also important to realize that even with all the economic and political uncertainty, a number of fundamental positives are slowly falling into place, among them:

      .    Lower interest rates

      .    Lower taxes

      .    Lower oil and energy prices

      .    Record mortgage refinancing

We believe these factors will lead to a stronger economy in 2002.

Fund Update

The ongoing bear market in technology stocks impacted the Fund's performance. Fortunately, the Fund's diversification in other key areas of growth: consumer staples, pharmaceuticals and financial services provided some offset. Pfizer Inc., Berkshire Hathaway Inc., Wm. Wrigley Jr. Co. and Microsoft Corp. cut across all sectors and were the standout performers for the portfolio. Disappointments were centered on technology as the semiconductor sector, which we began to beef up in anticipation of an earlier recovery than has transpired, hurt us. We have continued to add to the sector, specifically Intel Corp., Texas Instruments Inc. and Xilinx, Inc. Positions were eliminated in Fannie Mae and McDonalds Corp. and a position was established in Veritas Software Corp.

Market and Fund Outlook

Our outlook is positive for the coming year. We believe the bear market in stocks ended in late September, and while not looking for the outsized returns of the late 1990's, believe that equities are poised to outperform other asset classes in 2002. We believe this will be best accomplished through the dominant franchise names that comprise this portfolio.

Thank you for your investment in the Smith Barney Large Capitalization Growth Fund.

Sincerely,

/s/ Heath B. McLendon                  /s/ Alan J. Blake

Heath B. McLendon                      Alan J. Blake
Chairman                               Vice President and
                                       Investment Officer

December 14, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 10 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2001 and is subject to change.

3   Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
                  Smith Barney Large Capitalization Growth Fund
                             at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

 1. Pfizer Inc. .........................................................   6.2%

 2. Intel Corp. .........................................................   6.1

 3. Texas Instruments Inc. ..............................................   4.7

 4. Berkshire Hathaway Inc., Class A Shares .............................   4.6

 5. Amgen Inc. ..........................................................   4.4

 6. The Gillette Co. ....................................................   4.3

 7. Merrill Lynch & Co., Inc. ...........................................   4.3

 8. Microsoft Corp. .....................................................   4.1

 9. The Coca-Cola Co. ...................................................   3.9

10. Household International, Inc. .......................................   3.8

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [The following table was depicted as a bar chart in the printed material.]

                         6.1%       Banks
                         7.2%       Brokerage Services
                        14.8%       Consumer Goods
                         6.1%       Consumer Services
                        18.2%       Healthcare
                         7.3%       Insurance
                        13.9%       Semiconductors
                        11.2%       Software/PC's
                         5.2%       Telecommunications
                        10.0%       Other
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [The following table was depicted as a pie chart in the printed material.]

                         0.3%       Repurchase Agreement
                        99.7%       Common Stock
--------------------------------------------------------------------------------

* All information is as of November 30, 2001. Please note that Fund holdings are subject to change.
+     As a percentage of total common stock.
++    As a percentage of total investments.

4   Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning        End         Income         Capital Gain         Total
Year Ended                      of Year       of Year      Dividends       Distributions      Returns(1)
========================================================================================================
11/30/01                        $22.31        $20.30        $0.00             $0.00             (9.01)%
--------------------------------------------------------------------------------------------------------
11/30/00                         23.94         22.31         0.00              0.04             (6.67)
--------------------------------------------------------------------------------------------------------
11/30/99                         17.41         23.94         0.00              0.33             39.50
--------------------------------------------------------------------------------------------------------
11/30/98                         12.28         17.41         0.02              0.01             42.12
--------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97           11.88         12.28         0.00              0.00              3.37+
========================================================================================================
  Total                                                     $0.02             $0.38
========================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning        End         Income         Capital Gain         Total
Year Ended                      of Year       of Year      Dividends       Distributions      Returns(1)
========================================================================================================
11/30/01                        $21.78        $19.67        $0.00             $0.00             (9.69)%
--------------------------------------------------------------------------------------------------------
11/30/00                         23.56         21.78         0.00              0.04             (7.42)
--------------------------------------------------------------------------------------------------------
11/30/99                         17.26         23.56         0.00              0.33             38.51
--------------------------------------------------------------------------------------------------------
11/30/98                         12.26         17.26         0.01              0.01             41.02
--------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97           11.88         12.26         0.00              0.00              3.20+
========================================================================================================
  Total                                                     $0.01             $0.38
========================================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning        End         Income         Capital Gain         Total
Year Ended                      of Year       of Year      Dividends       Distributions      Returns(1)
========================================================================================================
11/30/01                        $21.78        $19.67        $0.00             $0.00             (9.69)%
--------------------------------------------------------------------------------------------------------
11/30/00                         23.56         21.78         0.00              0.04             (7.42)
--------------------------------------------------------------------------------------------------------
11/30/99                         17.26         23.56         0.00              0.33             38.51
--------------------------------------------------------------------------------------------------------
11/30/98                         12.26         17.26         0.01              0.01             41.02
--------------------------------------------------------------------------------------------------------
Inception*-- 11/30/97            11.88         12.26         0.00              0.00              3.20+
========================================================================================================
  Total                                                     $0.01             $0.38
========================================================================================================

5   Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning        End         Income         Capital Gain         Total
Year Ended                      of Year       of Year      Dividends       Distributions      Returns(1)
========================================================================================================
11/30/01                        $22.57        $20.61        $0.00             $0.00             (8.68)%
--------------------------------------------------------------------------------------------------------
11/30/00                         24.14         22.57         0.00              0.04             (6.37)
--------------------------------------------------------------------------------------------------------
11/30/99                         17.49         24.14         0.00              0.33             40.00
--------------------------------------------------------------------------------------------------------
11/30/98                         12.29         17.49         0.02              0.01             42.61
--------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97           12.66         12.29         0.00              0.00             (2.92)+
========================================================================================================
  Total                                                     $0.02             $0.38
========================================================================================================

================================================================================
Historical Performance -- Class Z Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning        End         Income         Capital Gain         Total
Year Ended                      of Year       of Year      Dividends       Distributions      Returns(1)
========================================================================================================
11/30/01                        $22.46        $20.51        $0.00             $0.00             (8.68)%
--------------------------------------------------------------------------------------------------------
11/30/00                         24.02         22.46         0.00              0.04             (6.36)
--------------------------------------------------------------------------------------------------------
Inception* -- 11/30/99           19.48         24.02         0.00              0.33             25.08+
========================================================================================================
   Total                                                    $0.00             $0.37
========================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                      Without Sales Charges(1)
                                --------------------------------------------------------------------
                                Class A        Class B         Class L         Class Y       Class Z
=====================================================================================================
Year Ended 11/30/01              (9.01)%       (9.69)%         (9.69)%         (8.68)%       (8.68)%
-----------------------------------------------------------------------------------------------------
Inception* through 11/30/01      13.91         13.05           13.05           13.02          2.34
=====================================================================================================

                                                       With Sales Charges(2)
                                --------------------------------------------------------------------
                                Class A        Class B         Class L         Class Y       Class Z
====================================================================================================
----------------------------------------------------------------------------------------------------
Year Ended 11/30/01             (13.54)%      (14.20)%        (11.49)%         (8.68)%       (8.68)%
----------------------------------------------------------------------------------------------------
Inception* through 11/30/01      12.53         12.89           12.78           13.02          2.34
====================================================================================================

6   Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Cumulative Total Returns
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 11/30/01)                            74.01%
--------------------------------------------------------------------------------
Class B (Inception* through 11/30/01)                            68.53
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/01)                            68.53
--------------------------------------------------------------------------------
Class Y (Inception* through 11/30/01)                            65.72
--------------------------------------------------------------------------------
Class Z (Inception* through 11/30/01)                             6.96
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception date for Class A, B, and L shares is August 29, 1997. Inception dates for Class Y and Z shares are October 15, 1997 and January 4, 1999, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

7   Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Large Capitalization Growth Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                           August 1997-- November 2001

   [The following table was depicted as a line chart in the printed material.]

               Smith Barney Large  Smith Barney Large  Smith Barney Large
                Capitalization       Capitalization      Capitalization
                 Growth Fund          Growth Fund         Growth Fund      S&P
                    Class A             Class B             Class L        500
                    -------             -------             -------        ---
Aug 29, 1997          9496               10000               10000        10000
    Nov 1997          9816               10320               10217        10667
    Nov 1998         13950               14553               14407        13367
    Nov 1999         19460               20156               19955        16159
    Nov 2000         18161               18661               18474        15384
 Nov 30 2001         16525               16753               16685        13505

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on August 29, 1997, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and, the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also reflects reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


8   Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        November 30, 2001
================================================================================

   SHARES                                 SECURITY                      VALUE
================================================================================
COMMON STOCK -- 99.7%

Banks -- 6.1%
   2,500,000     Bank One Corp.                                   $   93,600,000
   3,200,000     Wells Fargo & Co.                                   136,960,000
--------------------------------------------------------------------------------
                                                                     230,560,000
--------------------------------------------------------------------------------
Brokerage Services -- 7.2%
   3,200,000     Merrill Lynch & Co., Inc.                           160,288,000
   2,000,000     Morgan Stanley Dean Witter & Co.                    111,000,000
--------------------------------------------------------------------------------
                                                                     271,288,000
--------------------------------------------------------------------------------
Capital Goods -- 3.8%
   2,000,000     General Electric Co.                                 77,000,000
   1,100,000     Tyco International Ltd.                              64,680,000
--------------------------------------------------------------------------------
                                                                     141,680,000
--------------------------------------------------------------------------------
Consumer Durables -- 2.5%
   2,000,000     The Home Depot, Inc.                                 93,320,000
--------------------------------------------------------------------------------
Consumer Goods -- 14.8%
   5,000,000     Amazon.com, Inc.+                                    56,600,000
   3,100,000     The Coca-Cola Co.                                   145,576,000
   5,000,000     The Gillette Co.                                    163,500,000
   1,000,000     The Procter & Gamble Co.                             77,460,000
   2,300,000     Wm. Wrigley Jr. Co.                                 116,242,000
--------------------------------------------------------------------------------
                                                                     559,378,000
--------------------------------------------------------------------------------
Consumer Services -- 6.1%
   4,000,000     AOL Time Warner, Inc.                               139,600,000
   4,500,000     The Walt Disney Co.                                  92,115,000
--------------------------------------------------------------------------------
                                                                     231,715,000
--------------------------------------------------------------------------------
Financial Services -- 3.7%
   2,400,000     Household International Inc.                        141,576,000
--------------------------------------------------------------------------------
Healthcare -- 18.1%
   2,500,000     Amgen Inc.+                                         166,075,000
   1,100,000     Eli Lilly & Co.                                      90,937,000
   1,600,000     Johnson & Johnson                                    93,200,000
   1,500,000     Merck & Co., Inc.                                   101,625,000
   5,400,000     Pfizer Inc.                                         233,874,000
--------------------------------------------------------------------------------
                                                                     685,711,000
--------------------------------------------------------------------------------
Insurance -- 7.2%
   1,200,000     American International Group, Inc.                   98,880,000
       2,500     Berkshire Hathaway Inc., Class A Shares             175,000,000
--------------------------------------------------------------------------------
                                                                     273,880,000
--------------------------------------------------------------------------------
Semiconductors -- 13.9%
   7,000,000     Intel Corp.                                         228,620,000
   5,500,000     Texas Instruments Inc.                              176,275,000
   3,300,000     Xilinx, Inc.                                        119,163,000
--------------------------------------------------------------------------------
                                                                     524,058,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


9   Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            November 30, 2001
================================================================================

   SHARES                                 SECURITY                      VALUE
================================================================================

Software/PC's -- 11.2%
   5,000,000     Dell Computer Corp.+                             $  139,650,000
   2,400,000     Microsoft Corp.+                                    154,104,000
   5,500,000     Novell Inc.                                          23,430,000
   8,000,000     Palm, Inc.                                           27,920,000
   2,000,000     Veritas Software Corp                                77,780,000
--------------------------------------------------------------------------------
                                                                     422,884,000
--------------------------------------------------------------------------------
Telecommunications -- 5.1%
   4,000,000     Cisco Systems, Inc.+                                 81,760,000
   4,000,000     Lucent Technologies Inc.                             29,280,000
   5,000,000     Motorola Inc.                                        83,200,000
--------------------------------------------------------------------------------
                                                                     194,240,000
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $3,463,785,227)                          3,770,290,000
================================================================================

    FACE
   AMOUNT                                 SECURITY                      VALUE
================================================================================
REPURCHASE AGREEMENT -- 0.3%
$  9,742,000     J.P. Morgan Chase & Co., Inc., 2.050% due
                   12/3/01; Proceeds at maturity -- $9,743,664;
                   (Fully collateralized by U.S. Treasury
                   Strips, 0.000% to 11.250% due 5/15/12 to
                   8/15/28; Market value -- $10,034,262)
                   (Cost -- $9,742,000)                                9,742,000
================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $3,473,527,227*)                        $3,780,032,000
================================================================================

+     Non-income producing security.
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


10  Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            November 30, 2001
================================================================================

ASSETS:
     Investments, at value (Cost -- $3,473,527,227)                      $ 3,780,032,000
     Cash                                                                            762
     Receivable for Fund shares sold                                          10,171,818
     Dividends and interest receivable                                         3,633,055
----------------------------------------------------------------------------------------
     Total Assets                                                          3,793,837,635
----------------------------------------------------------------------------------------

LIABILITIES:
     Management fee payable                                                    2,282,906
     Payable for Fund shares purchased                                         2,225,699
     Distribution fees payable                                                 1,065,500
     Accrued expenses                                                            709,694
----------------------------------------------------------------------------------------
     Total Liabilities                                                         6,283,799
----------------------------------------------------------------------------------------
Total Net Assets                                                         $ 3,787,553,836
========================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                          $       189,994
     Capital paid in excess of par value                                   3,506,498,414
     Accumulated net realized loss from security transactions                (25,639,345)
     Net unrealized appreciation of investments                              306,504,773
----------------------------------------------------------------------------------------
Total Net Assets                                                         $ 3,787,553,836
========================================================================================

Shares Outstanding:
     Class A                                                                  44,919,533
     -----------------------------------------------------------------------------------
     Class B                                                                  73,773,903
     -----------------------------------------------------------------------------------
     Class L                                                                  46,921,242
     -----------------------------------------------------------------------------------
     Class Y                                                                  16,521,666
     -----------------------------------------------------------------------------------
     Class Z                                                                   7,858,141
     -----------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                      $         20.30
     -----------------------------------------------------------------------------------
     Class B *                                                           $         19.67
     -----------------------------------------------------------------------------------
     Class L **                                                          $         19.67
     -----------------------------------------------------------------------------------
     Class Y (and redemption price)                                      $         20.61
     -----------------------------------------------------------------------------------
     Class Z (and redemption price)                                      $         20.51
     -----------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)   $         21.37
     -----------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $         19.87
========================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


11  Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended November 30, 2001
================================================================================

INVESTMENT INCOME:
     Dividends                                                    $  31,572,062
     Interest                                                           533,846
--------------------------------------------------------------------------------
     Total Investment Income                                         32,105,908
--------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                         27,923,981
     Distribution fees (Note 2)                                      27,028,234
     Shareholder and system servicing fees                            3,634,749
     Registration fees                                                  507,672
     Shareholder communications                                         241,274
     Custody                                                            137,480
     Trustees' fees                                                      99,328
     Audit and legal                                                     38,448
     Other                                                               36,988
--------------------------------------------------------------------------------
     Total Expenses                                                  59,648,154
--------------------------------------------------------------------------------
Net Investment Loss                                                 (27,542,246)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                          300,130,969
       Cost of securities sold                                      323,514,110
--------------------------------------------------------------------------------
     Net Realized Loss                                              (23,383,141)
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of year                                            640,233,647
       End of year                                                  306,504,773
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                       (333,728,874)
--------------------------------------------------------------------------------
Net Loss on Investments                                            (357,112,015)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $(384,654,261)
================================================================================

                       See Notes to Financial Statements.


12  Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets             For the Years Ended November 30,
================================================================================

                                                                            2001               2000
========================================================================================================
OPERATIONS:
     Net investment loss                                              $   (27,542,246)   $   (36,176,313)
     Net realized gain (loss)                                             (23,383,141)           853,083
     Decrease in net unrealized appreciation                             (333,728,874)      (298,275,304)
--------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                              (384,654,261)      (333,598,534)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains                                                            --         (5,788,582)
     Capital                                                                       --               (374)
--------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                     --         (5,788,956)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                   1,050,177,592      1,531,068,957
     Net asset value of shares issued for reinvestment of dividends                --          5,274,638
     Cost of shares reacquired                                           (682,788,492)      (811,179,893)
--------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                  367,389,100        725,163,702
--------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                         (17,265,161)       385,776,212

NET ASSETS:
     Beginning of year                                                  3,804,818,997      3,419,042,785
--------------------------------------------------------------------------------------------------------
     End of year                                                      $ 3,787,553,836    $ 3,804,818,997
========================================================================================================

                       See Notes to Financial Statements.

13 Smith Barney Large Capitalization Growth Fund |
                                             2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Smith Barney Large Capitalization Growth Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Mid Cap Core Fund, Smith Barney S&P 500 Index Fund and Smith Barney U.S. 5000 Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $27,542,246 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this charge; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPCis responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. During the year ended November 30, 2001, the Fund paid transfer agent fees of $3,274,979 to TB&T.

14 Smith Barney Large Capitalization Growth Fund |
                                             2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Salomon Smith Barney Inc. ("SSB"), and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended November 30, 2001, SSB and its affiliates received brokerage commissions of $93,638.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2001, SSB received sales charges of approximately $2,584,000 and $1,819,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended November 30, 2001, CDSCs paid to SSB were approximately:

                                               Class A      Class B      Class L
================================================================================
CDSCs                                          $9,000     $3,265,000    $214,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended November 30, 2001, total Distribution Plan fees incurred were:

                                              Class A      Class B      Class L
================================================================================
Distribution Plan Fees                      $2,159,743   $15,759,571  $9,108,920
================================================================================

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended November 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $  622,767,702
--------------------------------------------------------------------------------
Sales                                                                300,130,969
================================================================================

At November 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $ 794,590,046
Gross unrealized depreciation                                      (488,085,273)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 306,504,773
================================================================================

4. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded interest income. Loans of securities by the Fund are collateralized by cash. U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


15 Smith Barney Large Capitalization Growth Fund |
                                             2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Income earned by the Fund from securities loaned for the year ended November 30, 2001 was $229,907. At November 30, 2001, the Fund did not have any securities on loan.

6. Capital Loss Carryforward.

At November 30, 2001, the Fund had, for Federal income tax purposes, approximately $23,915,000 of unused capital loss carryforwards available to offset future capital gains expiring November 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

7. Shares of Beneficial Interest

At November 30, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At November 30, 2001, total paid-in capital amounted to the following for each class:

                            Class A         Class B          Class L         Class Y         Class Z
======================================================================================================
Total Paid-in Capital   $ 824,680,984   $1,285,075,926   $ 949,521,111   $ 272,533,162   $ 174,877,225
======================================================================================================

Transactions in shares of each class were as follows:

                                                 Year Ended                             Year Ended
                                             November 30, 2001                      November 30, 2000
                                    ----------------------------------      --------------------------------
                                        Shares              Amount             Shares             Amount
============================================================================================================
Class A
Shares sold                          14,934,550         $ 311,674,743        18,878,710        $ 480,545,936
Shares issued on reinvestment                --                    --            49,590            1,228,836
Shares reacquired                    (8,534,083)         (174,463,378)      (12,584,753)        (318,969,363)
------------------------------------------------------------------------------------------------------------
Net Increase                          6,400,467         $ 137,211,365         6,343,547        $ 162,805,409
------------------------------------------------------------------------------------------------------------
Class B
Shares sold                           9,496,070         $ 195,257,206        20,807,029        $ 518,262,790
Shares issued on reinvestment                --                    --           110,935            2,694,506
Shares reacquired                   (16,539,151)         (331,393,094)      (12,692,710)        (317,736,005)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (7,043,081)        $(136,135,888)        8,225,254        $ 203,221,291
------------------------------------------------------------------------------------------------------------
Class L
Shares sold                          13,883,525         $ 287,490,072        17,413,242        $ 434,628,399
Shares issued on reinvestment                --                    --            49,716            1,207,611
Shares reacquired                    (7,791,041)         (155,147,603)       (5,407,046)        (134,844,084)
------------------------------------------------------------------------------------------------------------
Net Increase                          6,092,484         $ 132,342,469        12,055,912        $ 300,991,926
------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                           8,614,913         $ 177,761,638         1,360,903        $  34,422,335
Shares issued on reinvestment                --                    --                --                   --
Shares reacquired                       (54,540)           (1,115,259)       (1,120,543)         (30,433,315)
------------------------------------------------------------------------------------------------------------
Net Increase                          8,560,373         $ 176,646,379           240,360        $   3,989,020
------------------------------------------------------------------------------------------------------------
Class Z
Shares sold                           3,694,798         $  77,993,933         2,442,782        $  63,209,497
Shares issued on reinvestment                --                    --             5,770              143,685
Shares reacquired                    (1,020,112)          (20,669,158)         (365,574)          (9,197,126)
------------------------------------------------------------------------------------------------------------
Net Increase                          2,674,686         $  57,324,775         2,082,978        $  54,156,056
============================================================================================================

16  Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                                2001(1)         2000(1)         1999(1)         1998(1)            1997(2)
=========================================================================================================================
Net Asset Value, Beginning of Year          $    22.31      $    23.94      $    17.41      $    12.28         $    11.88
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                  (0.05)          (0.10)          (0.06)          (0.04)              0.01
   Net realized and unrealized gain (loss)       (1.96)          (1.49)           6.92            5.20               0.39
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (2.01)          (1.59)           6.86            5.16               0.40
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            --              --              --           (0.02)                --
   Net realized gains                               --           (0.04)          (0.33)          (0.01)                --
   Capital                                          --           (0.00)*            --              --                 --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (0.04)          (0.33)          (0.03)                --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    20.30      $    22.31      $    23.94      $    17.41         $    12.28
-------------------------------------------------------------------------------------------------------------------------
Total Return                                     (9.01)%         (6.67)%         39.50%          42.12%              3.37%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $  911,789      $  859,170      $  770,392      $  324,664         $  111,063
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       1.13%           1.12%           1.15%           1.19%              1.15%+
   Net investment income (loss)                  (0.26)          (0.39)          (0.27)          (0.38)              0.38+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              8%              8%              9%             14%                 1%
=========================================================================================================================

Class B Shares                                2001(1)         2000(1)         1999(1)         1998(1)            1997(2)
=========================================================================================================================
Net Asset Value, Beginning of Year          $    21.78      $    23.56      $    17.26      $    12.26         $    11.88
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                           (0.21)          (0.29)          (0.22)          (0.17)             (0.01)
   Net realized and unrealized gain (loss)       (1.90)          (1.45)           6.85            5.19               0.39
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (2.11)          (1.74)           6.63            5.02               0.38
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            --              --              --           (0.01)                --
   Net realized gains                               --           (0.04)          (0.33)          (0.01)                --
   Capital                                          --           (0.00)*            --              --                 --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (0.04)          (0.33)          (0.02)                --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    19.67      $    21.78      $    23.56      $    17.26         $    12.26
-------------------------------------------------------------------------------------------------------------------------
Total Return                                     (9.69)%         (7.42)%         38.51%          41.02%              3.20%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $1,451,091      $1,760,246      $1,710,004      $  636,464         $  179,598
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       1.89%           1.86%           1.89%           1.95%              1.90%+
   Net investment loss                           (1.03)          (1.14)          (1.01)          (1.14)             (0.37)+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              8%              8%              9%             14%                 1%
=========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from August 29, 1997 (inception date) to November 30, 1997.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


17  Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                                2001(1)         2000(1)         1999(1)         1998(1)(2)         1997(3)
=========================================================================================================================
Net Asset Value, Beginning of Year          $    21.78      $    23.56      $    17.26      $    12.26         $    11.88
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                           (0.21)          (0.28)          (0.22)          (0.17)             (0.01)
   Net realized and unrealized gain (loss)       (1.90)          (1.46)           6.85            5.19               0.39
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (2.11)          (1.74)           6.63            5.02               0.38
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            --              --              --           (0.01)                --
   Net realized gains                               --           (0.04)          (0.33)          (0.01)                --
   Capital                                          --           (0.00)*            --              --                 --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (0.04)          (0.33)          (0.02)                --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    19.67      $    21.78      $    23.56      $    17.26         $    12.26
-------------------------------------------------------------------------------------------------------------------------
Total Return                                     (9.69)%         (7.42)%         38.51%          41.02%              3.20%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $  922,953      $  889,298      $  677,792      $  187,741         $   37,224
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       1.89%           1.86%           1.89%           1.96%              1.90%+
   Net investment loss                           (1.03)          (1.14)          (1.01)          (1.14)             (0.38)+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              8%              8%              9%             14%                 1%
=========================================================================================================================

Class Y Shares                                2001(1)         2000(1)         1999(1)         1998(1)            1997(4)
=========================================================================================================================
Net Asset Value, Beginning of Year          $    22.57      $    24.14      $    17.49      $    12.29         $    12.66
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                   0.02           (0.01)           0.02           (0.00)*             0.01
   Net realized and unrealized gain (loss)       (1.98)          (1.52)           6.96            5.23              (0.38)
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (1.96)          (1.53)           6.98            5.23              (0.37)
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            --              --              --           (0.02)                --
   Net realized gains                               --           (0.04)          (0.33)          (0.01)                --
   Capital                                          --           (0.00)*            --              --                 --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --           (0.04)          (0.33)          (0.03)                --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    20.61      $    22.57      $    24.14      $    17.49         $    12.29
-------------------------------------------------------------------------------------------------------------------------
Total Return                                     (8.68)%         (6.37)%         40.00%          42.61%             (2.92)%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $  340,522      $  179,676      $  186,369      $  133,556         $   84,758
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       0.77%           0.76%           0.78%           0.83%              0.82%+
   Net investment income (loss)                   0.10           (0.04)           0.09           (0.02)              0.54+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              8%              8%              9%             14%                 1%
=========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3)   For the period from August 29, 1997 (inception date) to November 30, 1997.
(4)   For the period from October 15, 1997 (inception date) to November 30,
      1997.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


18  Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class Z Shares                               2001(1)      2000(1)    1999(1)(2)
================================================================================
Net Asset Value, Beginning of Year          $  22.46     $  24.02     $ 19.48
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                 0.02        (0.01)       0.02
   Net realized and unrealized gain (loss)     (1.97)       (1.51)       4.85
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            (1.95)       (1.52)       4.87
--------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                             --        (0.04)      (0.33)
   Capital                                        --        (0.00)*        --
--------------------------------------------------------------------------------
Total Distributions                               --        (0.04)      (0.33)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                $  20.51     $  22.46     $ 24.02
--------------------------------------------------------------------------------
Total Return                                   (8.68)%      (6.36)%     25.08%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $161,199     $116,429     $74,486
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     0.77%        0.76%       0.78%+
   Net investment income (loss)                 0.10        (0.03)       0.11+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                            8%           8%          9%
===============================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from January 4, 1999 (inception date) to November 30, 1999.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


19  Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

To the Shareholders and Board of Trustees of Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Capitalization Growth Fund ("Fund") of the Smith Barney Investment Trust ("Trust") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from August 29, 1997 (commencement of operations) to November 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all materials respects, the financial position of the Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and for the period from August 29, 1997 to November 30, 1997, in conformity with accounting principles generally accepted in the United States of America.

                                               /s/ KPMG LLP


New York, New York

January 14, 2002


20  Smith Barney Large Capitalization Growth Fund |
                                              2001 Annual Report to Shareholders

    SMITH BARNEY
LARGE CAPITALIZATION
     GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Alan J. Blake
Vice President and
Treasurer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

Smith Barney Large Capitalization Growth Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Large Capitalization Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

        SALOMON SMITH BARNEY
----------------------------
A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD1380 1/02

--------------------------------------------------------------------------------

                                 SMITH BARNEY
                               MID CAP CORE FUND
--------------------------------------------------------------------------------

           STYLE PURE SERIES  |  ANNUAL REPORT  |  NOVEMBER 30, 2001



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

LARRY WEISSMAN
Portfolio Manager

         Style Pure Series
   [GRAPHIC]

 Annual Report . November 30, 2001

 SMITH BARNEY
 MID CAP CORE FUND

      LARRY WEISSMAN

      Larry Weissman, CFA, has more than 16 years of securities business experience.

      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      FUND OBJECTIVE

      The Fund seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies. Medium-sized companies are those that have market capitalizations within the market capitalization range of those companies in the S&P MidCap Index at the time of the Fund's investment.

      FUND FACTS

      FUND INCEPTION
      September 1, 1998

      MANAGER TENURE
      -----------------
      Since Inception

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      16 Years

          CLASS 1 CLASS A CLASS B CLASS L
-----------------------------------------
NASDAQ      N/A    SBMAX   SBMDX   SBMLX
-----------------------------------------
INCEPTION 9/12/00 9/1/98  9/1/98  9/1/98
-----------------------------------------

Average Annual Total Returns as of November 30, 2001

                     Without Sales Charges/(1)/
                 Class 1  Class A  Class B  Class L
----------------------------------------------------
One-Year          (6.08)%  (6.33)%  (7.06)%  (7.06)%
----------------------------------------------------
Since Inception+ (17.86)    19.84    18.93    18.93
----------------------------------------------------

                       With Sales Charges/(2)/
                 Class 1  Class A  Class B  Class L
----------------------------------------------------
One-Year         (14.06)% (11.03)% (11.71)%  (8.92)%
----------------------------------------------------
Since Inception+ (23.63)    17.96    18.51    18.55
----------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class 1, A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception date for Class A, B and L shares is September 1, 1998. Inception date for Class 1 shares is September 12, 2000.


What's Inside
Your Investment in the Smith Barney Mid Cap Core Fund .....................    1
Letter to Our Shareholders ................................................    2
Fund at a Glance ..........................................................    5
Historical Performance ....................................................    6
Growth of $10,000 .........................................................    8
Schedule of Investments ...................................................    9
Statement of Assets and Liabilities .......................................   13
Statement of Operations ...................................................   14
Statements of Changes in Net Assets .......................................   15
Notes to Financial Statements .............................................   16
Financial Highlights ......................................................   21
Independent Auditors' Report ..............................................   24

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

             YOUR INVESTMENT IN THE SMITH BARNEY MID CAP CORE FUND


Portfolio manager Larry Weissman and his team follow a rigorous approach in identifying mid-cap companies not yet recognized by the investment community with established track records.

[GRAPHIC] An Innovative Investment Discipline
          Larry and his team look for mid-cap companies having management teams with a personal stake in thecompany, sustainable, competitive advantage through established leadership positions, and well-executedbusiness plans.
[GRAPHIC] Unrecognized Companies with Growth Potential
          Your investment offers you the opportunity to participate in a Fund that seeks to invest in leadingcompanies across the mid-capitalization spectrum. What are core stocks? We define core investments asthose companies that exhibit predictable and consistent long term growth. We look for companies thatexhibit attractive return potential relative to their growth expectations and we believe we can find thiskind of company in a wide variety of sectors and industries.
[GRAPHIC] The Smith Barney Solution to Funds that Stray--The Style
          Pure Series
          The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks ofasset allocation. This series of funds attempts to stay fully invested within their asset class and investmentstyle, enabling investors to make asset allocation decisions in conjunction with their financial professionals.
[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith wereamong the earliest providers of securities information, research and transactions. Merged in 1937,Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to providetimely information, advice and insightful asset management. Today, Citigroup Asset Management unitesthe distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


     1 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Mid Cap Core Fund ("Fund") for the year ended November 30, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance
For the year ended November 30, 2001, Fund's Class A shares, without sales charges, returned negative 6.33%. In comparison, the Standard & Poor's MidCap 400 Index ("Index")/1/ returned negative 1.74% for the same period. Of course, past performance is not indicative of future results.

We believe there are two major reasons for this short-term underperformance versus the Index. First, our Fund is more growth-oriented than the Index. For the period January through November 2001, the best performing stocks have been more value-oriented. Secondly, the Fund's investments are in companies with an average market capitalization of $6 billion, higher than the average market capitalization of the Index. The Index as of November 30, 2001, is comprised of companies that have market capitalizations as small as $200 million and as large as $14 billion, with an average market capitalization of $3 billion. Although we have the flexibility to invest in companies that have market capitalizations as small as $200 million, we tend to focus on larger capitalization stocks, companies with market capitalizations between $2 billion and $12 billion. During the period, the best performing stocks in the Index were those with market capitalizations that fall well below our universe requirements and were, therefore, not primary investment candidates for the Fund. These factors, while short-term in nature, make comparisons of the Fund to the Index more difficult to interpret.

Investment Objective and Approach
The Fund invests primarily in equity securities of medium sized companies. Medium sized companies are companies that have a market capitalization within the market capitalization range of companies in the Index at the time of the Fund's investment. The size of the companies in the Index changes with market conditions and the composition of the Index.

We focus on medium capitalization companies that exhibit attractive growth characteristics. We select individual stocks for investment in two ways: by identifying those companies which exhibit the most favorable growth prospects and by identifying those companies which have attractive valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers investors style diversification within a single mutual fund. Our selection process focuses on companies that we perceive to have significant advantages and excellent competitive positions in the marketplace. In our view, many of these companies are leaders in their respective fields and are poised to take advantage of their leadership position. We also look for consistent growth, strong management, positive cash flow and high return on equity when determining whether to invest in a company.

--------
1 The Standard & Poor's MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Please note that an investor cannot invest directly in an index.


     2 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

Market Update
U.S. stock markets continue to experience extreme levels of volatility. During the period, we maintained a stock selection strategy of buying companies that we believe have exhibited strong fundamentals, including high historic growth rates and skilled management that is committed to returning value to shareholders.

As cycles turn, and bear markets become bull markets, there are often a few signals we look for that give us some confidence that the worst is behind us. Prior to September 11th, there were a number of signals that pointed to a bottoming of the market. The U.S. Federal Reserve Board ("Fed") was continuing to ease short-term interest rates, the yield curve/2 /had become quite steep, and the deceleration in corporate earnings was slowing. However, sentiment was still reasonably positive, there was a dearth of corporate buyback activity, and there had been no significant event signaling investor capitulation--three signs that there was still risk on the downside. It was clear, though, that market psychology had changed radically. In 1998 and 1999 investors were confident that earnings would consistently meet or beat expectations and thus were willing to pay high price-to-earnings ("P/E")/3/ multiples on ever increasing estimates. Over the last eighteen months, investors have been concerned about continuous downward revision in earnings estimates and the lack of management visibility and thus have been unwilling to pay high multiples for stocks that had the potential to disappoint. This is a classic cycle of the market changing from growth leadership to value leadership, and value has dramatically outperformed its growth counterpart for the twelve months ended November 30, 2001. Since the events of September 11th, corporate earnings suddenly went from difficult to dismal. The market went into a risk aversion mode, with capital preservation and safety becoming paramount. This could well mark the peak of value (often thought of as "stability") outperforming growth (or "confidence in the future").

The current signals point to a very positive outlook for the market over the longer term. Investors' confidence has been shaken, the yield curve is as steep as it has been in years, the third calendar quarter will probably be the worst quarter for corporate earnings for the cycle, and corporate buyback activity is at unprecedented levels. These factors lead us to believe that the worst is clearly behind us. We feel that third quarter disappointments and the resulting earnings reductions will clear the air for what could be more favorable expectations over the next few quarters. Although the outlook is unclear, it is this kind of scenario that normally leads to markets' forming bottoms. Historically, at this point in the cycle, the market focus turns toward small and mid cap over large cap, and growth over value where operating leverage creates earnings opportunities. The market should be increasingly willing to focus on the other side of the cycle as soon as any semblance of economic stability takes hold. Employing a core strategy with an emphasis on growth allows us to now take advantage of the attractive relative valuation of long-term growth in this market. We believe that the market opportunities that are present today are more attractive than we have seen at any time in the last five years. Our bias is becoming positive and we are beginning to position the Fund to benefit from a change in investor perception and improving fundamentals of growth stocks. We therefore, expect to increase our exposure to core growth stocks in a measured fashion over the next few months.


--------
2 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
3 The P/E ratio is a stock's price divided by its earnings per share.


     3 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

Fund Update
At the end of the period, the Fund had approximately 89% of its assets invested in equity securities, 9% of its assets invested in mid-cap futures and 2% of its assets invested in cash equivalents. We expect to reduce the percentage of the Fund's assets held in Index futures over time as we attempt to take advantage of market volatility by purchasing stocks at what we believe are opportune times. As of the end of the period, the median market capitalization of stocks held by the Fund was approximately $5 billion, with the top ten names representing about 22% of net assets. As of the close of the period, the Fund's largest sector concentrations were in finance, healthcare and technology. While we continue to emphasize these sectors, we have selectively added to our holdings in several other sectors including producer manufacturing and consumer durables.

Although our largest holdings represent a number of different industries, they all share inherent competitive advantages that we expect will result in stable and consistent growth. For example, Sepracor Inc. is a company focused on the development of improved chemical entities that are enhanced forms of existing, widely prescribed pharmaceutical products. SPX Corp. is a high-quality, multi-industry player with approximately 15 niche businesses where its products or services are typically the number one or two in the market. Lastly, L-3 Communications Holdings, Inc. is a defense electronics company with a well regarded management team and proven track record of earnings and performance.

Outlook
In these admittedly trying times, we are managing the Fund relatively conservatively by maintaining diversification across sectors, industries and individual stocks. Although the market has been extremely volatile, we believe our focus on buying and holding high-quality, well-managed and well-positioned companies should help the Fund weather market corrections and reward investors with consistent and superior performance.

Thank you for your investment in the Smith Barney Mid Cap Core Fund. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon         /s/ Lawrence Weissman          /s/ Susan Kempler

Heath B. McLendon             Lawrence Weissman, CFA         Susan Kempler
Chairman                      Vice President and             Vice President and
                              Investment Officer             Investment Officer

December 22, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2001 and is subject to change.


     4 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

            SMITH BARNEY MID CAP CORE FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+

         1. Sepracor Inc........................................... 3.8%
         2. SPX Corp............................................... 3.1
         3. Ambac Financial Group, Inc............................. 2.7
         4. The Pepsi Bottling Group, Inc.......................... 2.4
         5. L-3 Communications Holdings, Inc....................... 2.2
         6. Commerce Bancorp, Inc.................................. 2.2
         7. North Fork Bancorp., Inc............................... 2.0
         8. Electronic Arts Inc.................................... 1.8
         9. Danaher Corp........................................... 1.8
        10. Annuity and Life Re (Holdings), Ltd.................... 1.8

                          INDUSTRY DIVERSIFICATION*+


                                     [CHART]

                      11.1%  Commercial Services
                       6.6%  Consumer Durables
                       4.9%  Consumer Non-Durables
                       3.8%  Consumer Services
                      19.2%  Finance
                      10.1%  Health Care - Drugs
                       6.9%  Health Care - Services
                       6.4%  Industrial Services
                       3.5%  Retail
                      19.7%  Technology
                       7.8%  Other


                            INVESTMENT BREAKDOWN*++


                                     [CHART]

                         Repurchase Agreement    7.8%
                         Common Stock           92.2%

* All information is as of November 30, 2001. Please note that Fund holdings are subject to change.
+ As a percentage of total common stock.
++As a percentage of total investments.


     5 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 Historical Performance -- Class 1 Shares


                               Net Asset Value
                            ---------------------
                            Beginning       End    Income   Capital Gain     Total
Year Ended                   of Year      of Year Dividends Distributions  Returns/(1)/
----------------------------------------------------------------------------------------
11/30/01                     $19.91       $18.70    $0.00       $0.00         (6.08)%
--------------------------------------------------------------------------------------
Inception* -- 11/30/00        25.17        19.91     0.00        1.33        (16.23)+
--------------------------------------------------------------------------------------
 Total                                              $0.00       $1.33
--------------------------------------------------------------------------------------

 Historical Performance -- Class A Shares

                               Net Asset Value
                            ---------------------
                            Beginning       End    Income   Capital Gain     Total
Year Ended                   of Year      of Year Dividends Distributions  Returns/(1)/
----------------------------------------------------------------------------------------
11/30/01                     $19.89       $18.63    $0.00       $0.00         (6.33)%
--------------------------------------------------------------------------------------
11/30/00                      17.74        19.89     0.00        1.47         19.59
--------------------------------------------------------------------------------------
11/30/99                      13.63        17.74     0.01        0.55         34.36
--------------------------------------------------------------------------------------
Inception* -- 11/30/98        11.40        13.63     0.00        0.00         19.56+
--------------------------------------------------------------------------------------
 Total                                              $0.01       $2.02
--------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                               Net Asset Value
                            ---------------------
                            Beginning       End    Income   Capital Gain     Total
Year Ended                   of Year      of Year Dividends Distributions  Returns/(1)/
----------------------------------------------------------------------------------------
11/30/01                     $19.54       $18.16    $0.00       $0.00         (7.06)%
--------------------------------------------------------------------------------------
11/30/00                      17.58        19.54     0.00        1.47         18.68
--------------------------------------------------------------------------------------
11/30/99                      13.60        17.58     0.00        0.55         33.43
--------------------------------------------------------------------------------------
Inception* -- 11/30/98        11.40        13.60     0.00        0.00         19.30+
--------------------------------------------------------------------------------------
 Total                                              $0.00       $2.02
--------------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                               Net Asset Value
                            ---------------------
                            Beginning       End    Income   Capital Gain     Total
Year Ended                   of Year      of Year Dividends Distributions  Returns/(1)/
----------------------------------------------------------------------------------------
11/30/01                     $19.54       $18.16    $0.00       $0.00         (7.06)%
--------------------------------------------------------------------------------------
11/30/00                      17.57        19.54     0.00        1.47         18.75
--------------------------------------------------------------------------------------
11/30/99                      13.60        17.57     0.00        0.55         33.35
--------------------------------------------------------------------------------------
Inception* -- 11/30/98        11.40        13.60     0.00        0.00         19.30+
--------------------------------------------------------------------------------------
 Total                                              $0.00       $2.02
--------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                               Net Asset Value
                            ---------------------
                            Beginning       End    Income   Capital Gain     Total
Year Ended                   of Year      of Year Dividends Distributions  Returns/(1)/
----------------------------------------------------------------------------------------
11/30/01                     $20.02       $18.82    $0.00       $0.00         (5.99)%
--------------------------------------------------------------------------------------
11/30/00                      17.78        20.02     0.00        1.47         20.06
--------------------------------------------------------------------------------------
Inception* -- 11/30/99        13.65        17.78     0.01        0.55         34.49+
--------------------------------------------------------------------------------------
 Total                                              $0.01       $2.02
--------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


     6 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 Average Annual Total Returns


                                            Without Sales Charges/(1)/
                                   --------------------------------------------
                                   Class 1  Class A  Class B  Class L  Class Y
--------------------------------------------------------------------------------
Year Ended 11/30/01                 (6.08)%  (6.33)%  (7.06)%  (7.06)%  (5.99)%
-------------------------------------------------------------------------------
Inception* through 11/30/01        (17.86)   19.84    18.93    18.93    14.97
-------------------------------------------------------------------------------

                                             With Sales Charges/(2)/
                                   --------------------------------------------
                                   Class 1  Class A  Class B  Class L  Class Y
--------------------------------------------------------------------------------
Year Ended 11/30/01                (14.06)% (11.03)% (11.71)%  (8.92)%  (5.99)%
-------------------------------------------------------------------------------
Inception* through 11/30/01        (23.63)   17.96    18.51    18.55    14.97
-------------------------------------------------------------------------------

 Cumulative Total Returns

                                                   Without Sales Charges/(1)/
------------------------------------------------------------------------------
Class 1 (Inception* through 11/30/01)                       (21.32)%
----------------------------------------------------------------------------
Class A (Inception* through 11/30/01)                        79.94
----------------------------------------------------------------------------
Class B (Inception* through 11/30/01)                        75.57
----------------------------------------------------------------------------
Class L (Inception* through 11/30/01)                        75.57
----------------------------------------------------------------------------
Class Y (Inception* through 11/30/01)                        51.78
----------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception date for Class A, B and L shares is September 1, 1998. Inception dates for Class 1 and Y shares are September 12, 2000 and December 3,1998, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.


     7 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Mid Cap Core Fund vs. Standard & Poor's MidCap 400 Index+
--------------------------------------------------------------------------------
                        September 1998 -- November 2001

                                     [CHART]

             Smith Barney        Smith Barney         Smith Barney
            Mid Cap Core Fund   Mid Cap Core Fund    Mid Cap Core Fund    Standard & Poor's
           -- Class A Shares   -- Class B Shares    -- Class L Shares     MidCap 400 Index
            ----------------   ----------------    ----------------       ----------------
 Sep 1, 98        9,500              10,000               9,896                10,000
    Nov 98       11,358              11,930              11,806                12,505
    May 99       13,689              14,333              14,184                14,218
    Nov 99       15,261              15,918              15,743                15,178
    May 00       18,619              19,343              19,141                17,269
    Nov 00       18,251              18,891              18,694                17,552
    May 01       19,086              19,684              19,479                19,155
Nov 30, 01       17,094              17,357              17,374                17,856

+Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on September 1, 1998, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through November 30, 2001. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400") is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other class may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


     8 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 Schedule of Investments                                      November 30, 2001



     SHARES                        SECURITY                        VALUE
  ----------------------------------------------------------------------------
  COMMON STOCK -- 92.2%
  Commercial Services -- 10.2%
        289,606 Advent Software, Inc.*                         $   14,486,092
        108,750 American Standard Cos. Inc.*                        6,905,625
        256,800 Convergys Corp.*                                    8,533,464
        345,810 Danaher Corp.                                      20,281,756
        204,275 Engelhard Corp.                                     5,709,486
        446,383 FactSet Research Systems Inc.                      13,382,562
         85,500 General Dynamics Corp.                              7,109,325
        150,750 Georgia Pacific Securities Corp.                    4,833,045
        615,835 Imax Corp.*                                         1,237,828
        423,350 International Flavors & Fragrances Inc.            12,975,677
         13,375 OM Group, Inc.                                        812,531
        200,000 Performance Food Group Co.*                         6,800,000
        173,100 Raytheon Co.                                        5,672,487
        174,925 Sealed Air Corp.*                                   8,029,058
        195,011 The St. Joe Co.                                     5,286,748
         48,263 Weight Watchers International, Inc.*                1,648,664
  ---------------------------------------------------------------------------
                                                                  123,704,348
  ---------------------------------------------------------------------------
  Consumer Durables -- 6.1%
        337,480 Electronic Arts Inc.*                              20,404,041
        355,500 Harley-Davidson, Inc.                              18,692,190
        287,995 SPX Corp.                                          34,991,393
  ---------------------------------------------------------------------------
                                                                   74,087,624
  ---------------------------------------------------------------------------
  Consumer Non-Durables -- 4.5%
        308,850 Alberto-Culver Co., Class A Shares+                11,526,282
        230,150 Hain Celestial Group, Inc.*                         6,066,754
        299,400 Hormel Foods Corp.                                  7,496,976
        259,200 Pennzoil-Quaker State Co.                           3,369,600
        600,522 The Pepsi Bottling Group, Inc.                     26,693,203
  ---------------------------------------------------------------------------
                                                                   55,152,815
  ---------------------------------------------------------------------------
  Consumer Services -- 3.5%
        229,900 Cablevision Systems Corp., Class A Shares*          9,664,996
        198,550 Entercom Communications Corp.*                      8,781,867
        325,000 Fox Entertainment Group, Inc, Class A Shares*       8,294,000
        447,500 Univision Communications Inc., Class A Shares*     15,935,475
  ---------------------------------------------------------------------------
                                                                   42,676,338
  ---------------------------------------------------------------------------
  Energy -- 3.1%
        132,100 Allegheny Energy, Inc.                              4,603,685
        190,650 DPL Inc.                                            4,480,275
        249,150 Mirant Corp.*                                       6,081,752
        136,900 Murphy Oil Corp.                                    9,844,479
        197,980 Newfield Exploration Co.*                           6,117,582
         11,735 Peabody Energy Corp.                                  311,095
        213,600 TECO Energy, Inc.                                   5,641,176
  ---------------------------------------------------------------------------
                                                                   37,080,044
  ---------------------------------------------------------------------------

                      See Notes to Financial Statements.


     9 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                          November 30, 2001



   SHARES                       SECURITY                           VALUE
   ---------------------------------------------------------------------------
   Finance -- 17.7%
   539,397 Ambac Financial Group, Inc.                         $   30,249,384
   828,197 Annuity and Life Re (Holdings), Ltd.+                   20,216,289
   432,550 Arthur J. Gallagher & Co.                               15,788,075
   244,375 Capital One Financial Corp.                             12,226,081
   322,118 Commerce Bancorp, Inc.+                                 24,078,320
   260,930 Countrywide Credit Industries, Inc.                     11,084,306
   242,650 Doral Financial Corp.                                    7,869,140
   393,330 IndyMac Bancorp, Inc.*                                   8,924,658
   135,550 Lehman Brothers Holdings Inc.                            8,966,633
   144,850 M&T Bank Corp.                                          10,211,925
   402,000 National Commerce Financial Corp.                        9,648,000
   233,820 Nationwide Financial Services, Inc., Class A Shares      9,002,070
   738,950 North Fork Bancorp., Inc.                               22,382,796
   310,850 State Street Corp.                                      16,269,889
   301,965 Waddell & Reed Financial, Inc., Class A Shares           8,156,075
   --------------------------------------------------------------------------
                                                                  215,073,641
   --------------------------------------------------------------------------
   Healthcare - Drugs -- 9.3%
   343,175 Affymetrix, Inc.*+                                      12,429,799
   202,950 Forest Laboratories, Inc.*+                             14,368,860
   153,361 ImClone Systems Inc.*                                   11,041,992
   404,375 IVAX Corp.                                               8,330,125
   265,500 King Pharmaceuticals, Inc.*                             10,577,520
   117,350 MedImmune, Inc.*                                         5,175,135
   240,200 Millennium Pharmaceuticals, Inc.*                        8,188,418
   854,185 Sepracor Inc.*+                                         42,623,832
   --------------------------------------------------------------------------
                                                                  112,735,681
   --------------------------------------------------------------------------
   Healthcare - Services -- 6.4%
   195,340 Anthem, Inc.*                                            9,933,039
    48,400 Cross Country, Inc.*                                     1,246,300
   112,350 Genzyme Corp.*                                           6,136,557
   435,150 Health Management Associates, Inc., Class A Shares*      8,489,776
   247,100 Lincare Holdings, Inc.*                                  7,343,812
   248,914 Quest Diagnostics Inc.*                                 15,372,929
   152,500 Universal Health Services Inc., Class B Shares           6,391,275
    37,760 Wellpoint Health Networks Inc.*                          4,451,904
   568,221 Zimmer Holdings, Inc.*                                  18,330,809
   --------------------------------------------------------------------------
                                                                   77,696,401
   --------------------------------------------------------------------------
   Industrial Services -- 5.9%
   188,050 Air Products and Chemicals, Inc.                         8,597,646
   161,100 Alcan Inc.                                               5,796,378
   373,510 BJ Services Co.*                                        10,405,989
   260,440 Cooper Cameron Corp.*                                    9,542,522
   447,990 Diamond Offshore Drilling, Inc.+                        12,409,323
   192,700 Dynegy Inc., Class A Shares                              5,848,445
   123,520 Praxair, Inc.                                            6,536,678
   388,750 Weatherford International, Inc.*                        13,011,462
   --------------------------------------------------------------------------
                                                                   72,148,443
   --------------------------------------------------------------------------

                      See Notes to Financial Statements.


    10 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                          November 30, 2001



        SHARES                  SECURITY                      VALUE
        ----------------------------------------------------------------
        Process Industries -- 1.0%
        325,950 Ecolab Inc.+                              $  12,190,530
        ---------------------------------------------------------------
        Retail -- 3.2%
        247,800 Bed Bath & Beyond Inc.*                       8,046,066
        136,900 Best Buy Co., Inc.*                           9,773,291
         82,500 BJ's Wholesale Club, Inc.*                    3,712,500
        259,450 Darden Restaurants, Inc.                      7,975,493
        194,925 Dollar Tree Stores, Inc.*                     5,465,697
        107,650 Federated Department Stores, Inc.*            3,983,050
        ---------------------------------------------------------------
                                                             38,956,097
        ---------------------------------------------------------------
        Technology -- 18.2%
        747,000 Apple Computer, Inc.*+                       15,911,100
        169,800 Applied Micro Circuits Corp.*                 2,314,374
        761,750 BEA Systems, Inc.*                           12,789,782
        489,450 BMC Software, Inc.*                           8,198,287
        101,050 CheckFree Corp.*                              1,708,755
        533,900 Citrix Systems, Inc.*                        11,943,343
        353,400 DoubleClick Inc.*                             3,194,736
        231,100 Exar Corp.*                                   4,575,780
        378,400 Fiserv, Inc.*                                14,787,872
        297,970 Gemstar - TV Guide International, Inc.*       8,262,708
        379,050 GlobeSpan, Inc.*                              4,935,231
        221,320 Intuit Inc.*                                  9,715,948
        219,860 Jabil Circuit, Inc.*                          5,782,318
        293,310 L-3 Communications Holdings, Inc.*           24,456,188
        103,790 Lexmark International, Inc.*                  5,362,829
        135,835 Mercury Interactive Corp.*                    4,182,360
        440,000 Micrel, Inc.*                                12,874,400
        257,000 National Semiconductor Corp.*                 7,743,410
        513,000 Network Associates, Inc.*                    11,773,350
        131,100 NVIDIA Corp.*                                 7,163,304
        594,560 Siebel Systems, Inc.*                        13,288,416
        368,015 Symbol Technologies, Inc.                     6,116,409
        114,510 VERITAS Software Corp.*                       4,453,294
        395,550 Waters Corp.*                                14,457,352
        130,200 Xilinx, Inc.*                                 4,701,522
        ---------------------------------------------------------------
                                                            220,693,068
        ---------------------------------------------------------------
        Telecommunications -- 0.6%
        180,600 Time Warner Telecom Inc., Class A Shares*     2,564,520
        265,625 TyCom, Ltd.*                                  4,879,531
        ---------------------------------------------------------------
                                                              7,444,051
        ---------------------------------------------------------------
        Transportation -- 1.4%
        351,300 Carnival Corp.                                9,172,443
        458,284 Knightsbridge Tankers Ltd.                    7,488,361
        ---------------------------------------------------------------
                                                             16,660,804
        ---------------------------------------------------------------

                      See Notes to Financial Statements.


    11 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                NOVEMBER 30, 2001



  SHARES                                             SECURITY                                              VALUE
---------------------------------------------------------------------------------------------------------------------
Utilities -- 1.1%
    447,200 AES Corp.*                                                                                 $    7,387,744
    266,350 Calpine Corp.*                                                                                  5,742,506
---------------------------------------------------------------------------------------------------------------------
                                                                                                           13,130,250
---------------------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $1,022,587,999)                                                                    1,119,430,135
---------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                             SECURITY                                              VALUE
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.8%
$94,768,000 J.P. Morgan Chase & Co., 2.050% due 12/3/01; Proceeds at maturity -- $94,784,190;
              (Fully collateralized by U.S. Treasury Strips, 0.000% to 11.250% due 5/15/12 to 8/15/28;
              Market value -- $97,611,055) (Cost -- $94,768,000)                                           94,768,000
---------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $1,117,355,999**)                                                                 $1,214,198,135
---------------------------------------------------------------------------------------------------------------------

 *  Non-income producing security.

 + A portion of this security has been segregated for futures contracts commitments.

** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


    12 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES            NOVEMBER 30, 2001


ASSETS:
   Investments, at value (Cost -- $1,117,355,999)                                  $1,214,198,135
   Cash                                                                                       544
   Receivable for securities sold                                                       8,023,782
   Receivable for Fund shares sold                                                      2,180,450
   Receivable from affiliate                                                               58,642
   Dividends and interest receivable                                                      365,806
-------------------------------------------------------------------------------------------------
   Total Assets                                                                     1,224,827,359
-------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                    10,943,258
   Payable to broker -- variation margin                                                1,048,000
   Payable for Fund shares purchased                                                      870,280
   Management fee payable                                                                 711,942
   Distribution fees payable                                                              321,603
   Accrued expenses                                                                       531,667
-------------------------------------------------------------------------------------------------
   Total Liabilities                                                                   14,426,750
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $1,210,400,609
-------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                                      $       66,030
   Capital paid in excess of par value                                              1,150,542,046
   Accumulated net realized loss from security transactions and futures contracts     (47,087,404)
   Net unrealized appreciation of investments and futures contracts                   106,879,937
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $1,210,400,609
-------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class 1                                                                                229,113
---------------------------------------------------------------------------------------------
   Class A                                                                             16,198,683
---------------------------------------------------------------------------------------------
   Class B                                                                             25,168,375
---------------------------------------------------------------------------------------------
   Class L                                                                             18,778,821
---------------------------------------------------------------------------------------------
   Class Y                                                                              5,654,611
---------------------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption price)                                                          $18.70
---------------------------------------------------------------------------------------------
   Class A (and redemption price)                                                          $18.63
---------------------------------------------------------------------------------------------
   Class B *                                                                               $18.16
---------------------------------------------------------------------------------------------
   Class L **                                                                              $18.16
---------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                          $18.82
---------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)                       $20.44
---------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)                       $19.61
---------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                       $18.34
-------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).

**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


    13 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 Statement of Operations                   For the Year Ended November 30, 2001


INVESTMENT INCOME:
   Dividends                                                                    $  7,086,909
   Interest                                                                        5,970,096
--------------------------------------------------------------------------------------------
   Total Investment Income                                                        13,057,005
--------------------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                                         9,337,746
   Distribution fees (Note 2)                                                      8,964,818
   Shareholder and system servicing fees                                           1,440,841
   Registration fees                                                                 246,959
   Shareholder communications                                                        108,982
   Custody                                                                            47,650
   Audit and legal                                                                    37,509
   Trustees' fees                                                                     36,794
   Other                                                                              61,504
--------------------------------------------------------------------------------------------
   Total Expenses                                                                 20,282,803
--------------------------------------------------------------------------------------------
Net Investment Loss                                                               (7,225,798)
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
   Realized Loss From:
     Security transactions (excluding short-term securities)                     (22,369,787)
     Futures contracts                                                           (23,342,540)
--------------------------------------------------------------------------------------------
   Net Realized Loss                                                             (45,712,327)
--------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures Contracts:
     Beginning of year                                                           151,615,414
     End of year                                                                 106,879,937
--------------------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                                       (44,735,477)
--------------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                                    (90,447,804)
--------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $(97,673,602)
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    14 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS   FOR THE YEARS ENDED NOVEMBER 30,



                                                             2001            2000
----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                  $   (7,225,798) $    (1,204,703)
   Net realized gain (loss)                                (45,712,327)      78,777,412
   Increase (decrease) in net unrealized appreciation      (44,735,477)      20,094,493
----------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations       (97,673,602)      97,667,202
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            --               --
   Net realized gains                                               --      (80,127,028)
----------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                                   --      (80,127,028)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                        525,141,267    1,508,859,727
   Net asset value of shares issued in connection with
     the transfer of the Smith Barney Investment
     Series -- Mid Cap Fund's net assets (Note 8)                   --       98,824,106
   Net asset value of shares issued for reinvestment
     of dividends                                                   --       67,755,326
   Cost of shares reacquired                              (388,977,650)  (1,176,665,886)
----------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions     136,163,617      498,773,273
----------------------------------------------------------------------------------------
Increase in Net Assets                                      38,490,015      516,313,447

NET ASSETS:
   Beginning of year                                     1,171,910,594      655,597,147
----------------------------------------------------------------------------------------
   End of year                                          $1,210,400,609  $ 1,171,910,594
----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    15 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies
Smith Barney Mid Cap Core Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and five other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund and Smith Barney U.S. 5000 Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $7,225,798 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions
Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended November 30, 2001, the Fund paid transfer agent fees of $1,088,263 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB acts as the primary broker for the Fund's agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.


    16 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2001, SSB received sales charges of approximately $7,000, $2,483,000 and $683,000 on sales of the Fund's Class 1, A and L shares, respectively. In addition, for the year ended November 30, 2001, CDSCs paid to SSB were approximately:

                              Class A Class B  Class L
------------------------------------------------------
CDSCs                         $1,000  $898,000 $93,000
------------------------------------------------------

Pursuant to a Distribution Plan the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended November 30, 2001, total Distribution Plan fees were as follows:

                              Class A   Class B    Class L
------------------------------------------------------------
Distribution Plan Fees        $761,260 $4,736,992 $3,466,566
------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments
During the year ended November 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------
Purchases                                         $762,456,885
--------------------------------------------------------------
Sales                                              539,246,280
--------------------------------------------------------------

At November 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

---------------------------------------------------------------
Gross unrealized appreciation                     $189,762,088
Gross unrealized depreciation                      (92,919,952)
---------------------------------------------------------------
Net unrealized appreciation                       $ 96,842,136
---------------------------------------------------------------

4. Repurchase Agreements
The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities
The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At November 30, 2001, the Fund had no securities on loan.


    17 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

6. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At November 30, 2001, the Fund had the following open futures contracts:

                           # of                  Basis      Market    Unrealized
Purchased Contracts      Contracts Expiration    Value      Value        Gain
---------------------------------------------------------------------------------
MidCap 400 Index            320      12/01    $67,410,199 $77,448,000 $10,037,801
---------------------------------------------------------------------------------

7. Option Contracts
Premiums paid when put or call options are purchased by the Fund represents investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended November 30, 2001, the Fund did not enter into any written covered call or put option contracts.


    18 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

8. Transfer of Net Assets
On October 6, 2000, the Fund acquired the assets and liabilities of the Smith Barney Investment Series -- Mid Cap Fund ("Mid Cap Fund") pursuant to a plan of reorganization approved by Mid Cap Fund shareholders on February 24, 2000. Total shares issued by the Fund, the total net assets of the Mid Cap Fund and total net assets of the Fund on the date of the transfer were as follows:

                                                                      Shares Issued Total Net Assets of the Total Net Assets
Acquired Portfolio                                                     by the Fund       Mid Cap Fund         of the Fund
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                            4,172,735         $98,824,106        $1,270,176,133
----------------------------------------------------------------------------------------------------------------------------

The total net assets of the Mid Cap Fund before acquisition include unrealized appreciation of $17,043,378. Total net assets of the Fund immediately after the transfer were $1,369,000,239. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Capital Loss Carryforward
At November 30, 2001, the Fund had, for Federal income tax purposes, approximately $28,924,000 of unused capital loss carryforwards available to offset future capital gains through November 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

10.Shares of Beneficial Interest
At November 30, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At November 30, 2001, total paid-in capital amounted to the following for each class:

                                                                  Class 1     Class A      Class B      Class L      Class Y
------------------------------------------------------------------------------------------------------------------------------
Total Paid-in Capital                                            $4,731,267 $294,313,416 $439,694,115 $338,799,897 $73,069,381
------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                                                Year Ended                  Year Ended
                                                                            November 30, 2001           November 30, 2000+
                                                                        -------------------------  ---------------------------
                                                                          Shares       Amount        Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Class 1
Shares sold                                                                 78,992  $   1,572,184      169,173  $    4,026,798
Net asset value of shares issued in connection with the transfer of the
  Smith Barney Investment Series -- Mid Cap Fund's net assets (Note 8)          --             --      144,193       3,446,788
Shares issued on reinvestment                                                   --             --        9,356         210,427
Shares reacquired                                                          (27,750)      (555,005)    (144,851)     (3,474,742)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                                51,242  $   1,017,179      177,871  $    4,209,271
-------------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                             10,027,395  $ 202,984,836   44,910,875  $1,016,793,720
Net asset value of shares issued in connection with the transfer of the
  Smith Barney Investment Series -- Mid Cap Fund's net assets (Note 8)          --             --    1,552,579      37,104,985
Shares issued on reinvestment                                                   --             --      818,608      18,273,571
Shares reacquired                                                       (8,042,653)  (161,579,807) (40,426,938)   (918,467,720)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                             1,984,742  $  41,405,029    6,855,124  $  153,704,556
-------------------------------------------------------------------------------------------------------------------------------

+ For Class 1 shares, transactions are for the period from September 12, 2000
  (inception date) to November 30, 2000.


    19 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

                                               Year Ended                 Year Ended
                                            November 30, 2001         November 30, 2000
                                        ------------------------  -------------------------
                                          Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------------------
Class B
Shares sold                              6,290,074  $122,350,999   9,488,454  $ 210,431,530
Net asset value of shares issued in
  connection with the transfer of
  the Smith Barney Investment
  Series -- Mid Cap Fund's net assets
  (Note 8)                                      --            --   2,475,963     58,272,333
Shares issued on reinvestment                   --            --   1,343,915     29,469,748
Shares reacquired                       (4,500,156)  (84,458,110) (3,888,111)   (87,477,490)
--------------------------------------------------------------------------------------------
Net Increase                             1,789,918  $ 37,892,889   9,420,221  $ 210,696,121
--------------------------------------------------------------------------------------------
Class L
Shares sold                              6,183,459  $122,377,779   6,562,990  $ 144,740,856
Shares issued on reinvestment                   --            --     903,388     19,800,912
Shares reacquired                       (3,028,239)  (56,321,819) (1,383,130)   (29,876,149)
--------------------------------------------------------------------------------------------
Net Increase                             3,155,220  $ 66,055,960   6,083,248  $ 134,665,619
--------------------------------------------------------------------------------------------
Class Y
Shares sold                              4,282,467  $ 75,855,469   5,986,052  $ 132,866,823
Shares issued on reinvestment                   --            --          30            668
Shares reacquired                       (4,797,653)  (86,062,909) (6,118,247)  (137,369,785)
--------------------------------------------------------------------------------------------
Net Decrease                              (515,186) $(10,207,440)   (132,165) $  (4,502,294)
--------------------------------------------------------------------------------------------


    20 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

           Class 1 Shares                     2001/(1)/ 2000/(1)(2)/
           ----------------------------------------------------------
           Net Asset Value, Beginning of Year  $19.91     $25.17
           ----------------------------------------------------------
           Income (Loss) From Operations:
            Net investment income                0.03       0.04
            Net realized and unrealized loss    (1.24)     (3.97)
           ----------------------------------------------------------
           Total Loss From Operations           (1.21)     (3.93)
           ----------------------------------------------------------
           Less Distributions From:
            Net investment income                  --         --
            Net realized gains                     --      (1.33)
           ----------------------------------------------------------
           Total Distributions                     --      (1.33)
           ----------------------------------------------------------
           Net Asset Value, End of Year        $18.70     $19.91
           ----------------------------------------------------------
           Total Return                         (6.08)%   (16.23)%++
           ----------------------------------------------------------
           Net Assets, End of Year (000s)      $4,284     $3,542
           ----------------------------------------------------------
           Ratios to Average Net Assets:
            Expenses                             0.89%      0.88%+
            Net investment income                0.15       0.72+
           ----------------------------------------------------------
           Portfolio Turnover Rate                 49%        69%
           ----------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 12, 2000 (inception date) to November 30,
    2000.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



    21 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                           2001/(1)/   2000/(1)/ 1999/(1)/ 1998/(2)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $19.89      $17.74    $13.63   $11.40
------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)               (0.02)       0.07      0.04     0.02
 Net realized and unrealized gain (loss)    (1.24)       3.55      4.63     2.21
------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (1.26)       3.62      4.67     2.23
------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --          --     (0.01)      --
 Net realized gains                            --       (1.47)    (0.55)      --
------------------------------------------------------------------------------------
Total Distributions                            --       (1.47)    (0.56)      --
------------------------------------------------------------------------------------
Net Asset Value, End of Year               $18.63      $19.89    $17.74   $13.63
------------------------------------------------------------------------------------
Total Return                                (6.33)%     19.59%    34.36%   19.56%++
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $301,707    $282,739  $130,534  $36,760
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.16%       1.15%     1.16%    1.27%+
 Net investment income (loss)            (0.12)          0.31      0.21     0.78+
------------------------------------------------------------------------------------
Portfolio Turnover Rate                        49%         69%       61%      15%
------------------------------------------------------------------------------------

Class B Shares                           2001/(1)/   2000/(1)/ 1999/(1)/ 1998/(2)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $19.54      $17.58    $13.60   $11.40
------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)               (0.17)      (0.10)    (0.09)    0.00*
 Net realized and unrealized gain (loss)    (1.21)       3.53      4.62     2.20
------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (1.38)       3.43      4.53     2.20
------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --          --        --       --
 Net realized gains                            --       (1.47)    (0.55)      --
------------------------------------------------------------------------------------
Total Distributions                            --       (1.47)    (0.55)      --
------------------------------------------------------------------------------------
Net Asset Value, End of Year               $18.16      $19.54    $17.58   $13.60
------------------------------------------------------------------------------------
Total Return                                (7.06)%     18.68%    33.43%   19.30%++
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $456,946    $456,844  $245,317  $69,153
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.94%       1.90%     1.90%    2.01%+
 Net investment income (loss)               (0.89)      (0.44)    (0.54)    0.02+
------------------------------------------------------------------------------------
Portfolio Turnover Rate                        49%         69%       61%      15%
------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 1, 1998 (inception date) to November 30, 1998.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



    22 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                           2001/(1)/  2000/(1)/  1999/(1)/   1998/(2)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $19.54     $17.57     $13.60     $11.40
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)              (0.16)     (0.10)     (0.09)      0.00*
  Net realized and unrealized gain
   (loss)                                   (1.22)      3.54       4.61       2.20
------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (1.38)      3.44       4.52       2.20
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --         --         --         --
  Net realized gains                           --      (1.47)     (0.55)        --
------------------------------------------------------------------------------------
Total Distributions                            --      (1.47)     (0.55)        --
------------------------------------------------------------------------------------
Net Asset Value, End of Year               $18.16     $19.54     $17.57     $13.60
------------------------------------------------------------------------------------
Total Return                                (7.06)%    18.75%     33.35%     19.30%++
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $341,072   $305,297   $167,671    $45,045
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.90%      1.90%      1.90%      2.01%+
  Net investment income (loss)              (0.86)     (0.44)     (0.54)      0.03+
------------------------------------------------------------------------------------
Portfolio Turnover Rate                        49%        69%        61%        15%
------------------------------------------------------------------------------------
Class Y Shares                           2001/(1)/  2000/(1)/ 1999/(1)(3)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $20.02     $17.78     $13.65
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.05       0.14       0.08
  Net realized and unrealized gain
   (loss)                                   (1.25)      3.57       4.61
------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (1.20)      3.71       4.69
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --         --      (0.01)
  Net realized gains                           --      (1.47)     (0.55)
------------------------------------------------------------------------------------
Total Distributions                            --      (1.47)     (0.56)
------------------------------------------------------------------------------------
Net Asset Value, End of Year               $18.82     $20.02     $17.78
------------------------------------------------------------------------------------
Total Return                                (5.99)%    20.06%     34.49%++
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $106,392   $123,489   $112,075
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   0.78%      0.82%      0.82%+
  Net investment income                      0.28       0.63       0.50+
------------------------------------------------------------------------------------
Portfolio Turnover Rate                        49%        69%        61%
------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from September 1, 1998 (inception date) to November 30, 1998.
(3) For the period from December 3, 1998 (inception date) to November 30, 1999.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

    23 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Mid Cap Core Fund (''Fund'') of Smith Barney Investment Trust ("Trust") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from September 1, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from September 1, 1998 to November 30, 1998, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
January 14, 2002


    24 Smith Barney Mid Cap Core Fund | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                               MID CAP CORE FUND



            TRUSTEES                    INVESTMENT MANAGER
            Herbert Barg                Smith Barney Fund
            Alfred J. Bianchetti          Management LLC
            Martin Brody
            Dwight B. Crane             DISTRIBUTORS
            Burt N. Dorsett             Salomon Smith Barney Inc.
            Elliot S. Jaffe             PFS Distributors, Inc.
            Stephen E. Kaufman
            Joseph J. McCann            CUSTODIAN
            Heath B. McLendon, Chairman State Street Bank and
            Cornelius C. Rose, Jr.        Trust Company

            OFFICERS                    TRANSFER AGENT
            Heath B. McLendon           Travelers Bank & Trust, fsb.
            President and               125 Broad Street, 11th Floor
            Chief Executive Officer     New York, New York 10004

            Lewis E. Daidone            SUB-TRANSFER AGENT
            Senior Vice President       PFPC Global Fund Services
            and Treasurer               P.O. Box 9699
                                        Providence, Rhode Island
            Lawrence Weissman, CFA      02940-9699
            Vice President and
            Investment Officer

            Susan Kempler
            Vice President and
            Investment Officer

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Mid Cap Core Fund




 This report is submitted for the general information of shareholders of Smith Barney Investment Trust -- Smith Barney Mid Cap Core Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MID CAP CORE FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


           SalomonSmithBarney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01593 1/02